UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GEOVAX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are hereby notified that the Annual Meeting of Stockholders of GeoVax Labs, Inc. (“GeoVax” or the “Company”) will be held on June 5, 2025, at 8:30 a.m. local time, at the offices of Womble Bond Dickinson (US) LLP, 1331 Spring Street, NW, Suite 1400, Atlanta, Georgia 30309, for the following purposes:

1.	To elect seven directors to serve until the 2026 Annual Meeting of Stockholders;

2.	To approve the GeoVax Labs, Inc. 2025 Stock Incentive Plan;

3.

To approve, pursuant to Nasdaq listing rules, the issuance of up to 3,435,115 shares of our common stock upon the exercise of a common stock purchase warrant (the “March 2025 Warrant”) issued to an institutional investor in connection with the registered direct offering which occurred on March 25, 2025 (the “March 2025 Warrant Exercise Proposal”);

4.	To ratify the appointment of Wipfli LLP as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2025; and

5.	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

Holders of our common stock owning such shares of record at the close of business on April 7, 2025 are entitled to attend and vote at the Annual Meeting and any continuation or adjournment thereof. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. The Company does not contemplate discussing any other business at the meeting.

Your vote is very important. Please vote whether or not you plan to attend the Annual Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. The Notice of Internet Availability of Proxy Materials contains instructions on how to vote online or by telephone. If you have received a paper copy of our proxy materials, please mark, date, and sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. You may also vote on-line or by phone by following the instructions contained in the accompanying Proxy Statement. You may attend the Annual Meeting and vote your shares in person if you wish.

If you have any questions or need assistance voting your shares, please contact our Proxy Solicitor:

Laurel Hill Advisory Group

Banks and Brokers Call (516) 933-3100

All Others Call Toll-Free (888) 742-1302

By Order of the Board of Directors

Mark W. Reynolds

Corporate Secretary

April 14, 2025

Smyrna, Georgia

GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

PROXY STATEMENT

For The

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 5, 2025

This Proxy Statement is furnished in connection with the solicitation of your proxy on behalf of the Board of Directors (the “Board”) by GeoVax Labs, Inc., a Delaware corporation (“GeoVax” or the “Company”), for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Womble Bond Dickinson (US) LLP, 1331 Spring Street, NW, Suite 1400, Atlanta, Georgia 30309, on June 5, 2025, at 8:30 a.m. local time and at any adjournment or postponement thereof. Our Board of Directors has fixed the close of business on April 7, 2025 as the record date (“Record Date”) for determining GeoVax stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting. On or about April 14, 2025, the Company started mailing to its stockholders the Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy card, and our Annual Report on Form 10-K (collectively, the “Proxy Materials”). The Proxy Materials are available online at www.proxyvote.com. Stockholders who receive a paper copy of the Proxy Materials, including this Proxy Statement and a form of proxy card or instruction card, may vote online, by telephone or by mail.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What Am I Voting On?

At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

1.	To elect seven directors to serve until the 2026 Annual Meeting of Stockholders;
2.	To approve the GeoVax Labs, Inc. 2025 Stock Incentive Plan;
3.

To approve, pursuant to Nasdaq listing rules, the issuance of up to 3,435,115 shares of our common stock upon the exercise of a common stock purchase warrant (the “March 2025 Warrant”) issued to an institutional investor in connection with the registered direct offering which occurred on March 25, 2025 (the “March 2025 Warrant Exercise Proposal”);

4.	To ratify the appointment of Wipfli LLP as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2025; and
5.	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

Who is Entitled to Vote?

Holders of our Common Stock as of the Record Date may vote at the Annual Meeting. Holders of our Common Stock have one vote for each share of Common Stock held on the Record Date. See “How Do I Cast My Vote?” below.

How Does the Board Recommend I Vote?

The Board recommends that you vote your shares:

●	“FOR” the election of the director nominees;
●	“FOR” the proposal to approve the GeoVax Labs, Inc. 2025 Stock Incentive Plan;
●	“FOR” the March 2025 Warrant Exercise Proposal; and
●	“FOR” the proposal to ratify the selection of Wipfli LLP as our independent registered public accounting firm.

You should carefully consider the detailed discussion of these proposals contained later in this Proxy Statement before voting your shares. If no instructions are indicated, your proxy will be voted FOR each proposal.

How Do I Cast My Vote?

Persons who hold shares of our Common Stock directly on the Record Date and not through a broker, bank or other financial institution (“Record Holders”) may vote by the following methods:

●

Vote by Internet - Over the Internet, by going to www.proxyvote.com. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

●

Vote by Telephone - Over the telephone, by dialing 1-800-690-6903 from any touch-tone telephone. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and follow the instructions.

●

Vote by Mail - By mail using the enclosed proxy card. Please complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.

●	Vote by Attendance- By attending the Annual Meeting in person and voting.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on June 4, 2025.

Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other nominee (“Beneficial Holders” or “Street Name Holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other nominees that do not receive voting instructions from Beneficial Holders may not vote on any proposal on which the brokerage firm, bank or other nominee does not have discretionary authority to vote (a “Broker Non-Vote”). A large number of brokerage firms, banks and other nominees participate in online programs which provide the opportunity to vote over the Internet or by telephone to eligible Beneficial Holders. Beneficial Holders who elect to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the stockholder information and voting instructions. In order to vote shares held by a Beneficial Holder in person at the Annual Meeting, a proxy issued in the owner’s name must be obtained from the stockholder of record (typically your brokerage firm, bank or other nominee) and presented at the Annual Meeting.

Will Stockholders Be Asked to Vote on Any Other Matters?

We do not anticipate that any other matters will be considered at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

May I Revoke My Proxy?

You may revoke your vote at any time before your proxy is voted at the Annual Meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the Record Holder or if your shares are held in “street name” by a brokerage firm, bank or other nominee on your behalf.

If you are the Record Holder of your shares, you may change your vote by:

●	Signing another proxy card with a later date and returning it to us prior to the meeting;
●	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Daylight Time, on June 4, 2025;
●	Attending the meeting and notifying the election official that you wish to revoke your proxy and vote in person; or
●	Sending a written revocation or a duly executed proxy bearing a later date to us at our principal offices.

If your shares are held in “street name” by a brokerage firm, bank or other nominee on your behalf, you should follow the instructions provided by your brokerage firm, bank or other nominee for revoking your proxy.

What is the Quorum Requirement for the Annual Meeting?

We need a quorum of stockholders in order to hold the Annual Meeting. A quorum exists when at least one-third of the outstanding shares of our Common Stock entitled to vote are represented, either in person or by proxy, at the Annual Meeting. As of the Record Date, there were 13,839,478 shares of our Common Stock outstanding and entitled to vote. Accordingly, 4,613,160 shares of our Common Stock must be present either in person or by proxy for a quorum. Abstentions and Broker Non-Votes will be counted as present for purposes of determining the presence of a quorum.

If a quorum is not present or represented at the meeting, the Chairman of the meeting or the stockholders holding a majority in voting power of the shares of Common Stock entitled to vote and present in person or represented by proxy have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

What Vote is Required for Approval of the Proposals?

Assuming the presence, in person or represented by proxy, of a quorum:

●

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting if a quorum is present. Stockholders do not have cumulative voting rights in connection with the election of directors. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal;

●

The GeoVax Labs, Inc. 2025 Stock Incentive Plan will be approved by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal;

●

The March 2025 Warrant Exercise Proposal will be approved by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal; and

●

The selection of our independent registered public accounting firm will be ratified by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter, there will be no broker non-votes with respect to this proposal, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What Does It Mean if I Receive More Than One Notice of Annual Meeting of Stockholders or One Proxy Card?

Your shares are probably registered in more than one account. You should vote all of your shares.

Where Do I Find the Voting Results of the Annual Meeting?

We will report the voting results in a Current Report on Form 8-K within four business days after the end of the Annual Meeting.

Who Will Pay the Costs of Soliciting Proxies for the Annual Meeting?

The cost of preparing, emailing, assembling and mailing this Proxy Statement and the form of proxy will be borne by GeoVax. Directors, officers and employees of GeoVax may also solicit proxies personally or by mail, telephone, or electronic means. No compensation will be paid for such solicitations. In addition, we will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at our request, may send proxies and proxy solicitation material to their clients and principals. GeoVax may also engage a third-party vendor to solicit proxies from brokerage firms, banks, institutional and individual holders of shares; the Company will bear the cost of such solicitation.

PROPOSAL 1
ELECTION OF DIRECTORS

Our By-Laws provide that the members of the Board of Directors are to be elected at each annual meeting of stockholders and are to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominees

In accordance with the recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors has nominated David A. Dodd, Randal D. Chase, Ph.D., Dean G. Kollintzas, Nicole Lemerond, Robert T. McNally, Ph.D., Jayne Morgan, M.D., and John N. Spencer, Jr. for reelection as directors of GeoVax to serve until the 2026 Annual Meeting of Stockholders, until each of their successors are elected and qualified, or until their earlier death, resignation or removal. Information concerning the director nominees is set forth below under “Corporate Governance – Composition of the Board”. We believe that the nominees will be available and able to serve as directors. In the event that any nominee is unable to serve (which is not anticipated), the holder of your proxy will cast votes for such other persons as they may select.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the election of each director nominee.

CORPORATE GOVERNANCE

The Company’s By-Laws provide that the number of members of our Board of Directors shall be determined from time to time by resolutions of the Board of Directors but shall not be less than three or more than nine. Our Board of Directors currently has seven members.

Composition of the Board

The following table sets forth certain information with respect to each of our directors and director nominees:

Name	Age	Current Position
David A. Dodd	75	Chairman of the Board of Directors, President and Chief Executive Officer
Randal D. Chase, Ph.D. (1)(2)(3)	75	Independent Director
Dean G. Kollintzas (2)(3)	51	Independent Director
Nicole Lemerond (3)	49	Independent Director
Robert T. McNally, Ph.D. (1)(2)	77	Independent Director
Jayne Morgan, M.D. (2)	62	Independent Director
John N. Spencer, Jr. (1)(3)	84	Independent Director

(1)	Member of the Compensation Committee of the Board of Directors.
(2)	Member of the Nominating and Governance Committee of the Board of Directors.
(3)	Member of the Audit Committee of the Board of Directors.

David A. Dodd. Mr. Dodd joined the Board of Directors in March 2010, becoming Chairman of our Board of Directors on January 1, 2011. Effective September 5, 2018, Mr. Dodd became our President and Chief Executive Officer, following Dr. McNally’s retirement. His executive management experience in the pharmaceutical and biotechnology industries spans more than 40 years. From September 2017 to April 2018, he served as Chief Executive Officer, and as a member of the Board of Directors of Medizone International, Inc. (“Medizone”), a developer and manufacturer of disinfectant systems. On April 20, 2018, Medizone announced that certain of its creditors had commenced an involuntary bankruptcy proceeding under Chapter 11 of the United States Bankruptcy Code against Medizone. The creditors included Medizone’s former Chairman and Chief Executive Officer and its former Director of Operations. From April 2013 to July 2017, Mr. Dodd served as President and Chief Executive Officer, and as a member of the Board of Directors, of Aeterna Zentaris Inc., a drug development company. He was Chairman of the Board of Directors of Aeterna Zentaris, Inc. from May 2014 to May 2016, and continued to serve as a member of its Board of Directors until May 2018. From December 2007 to June 2009, Mr. Dodd was President, Chief Executive Officer and Chairman of BioReliance Corporation, a leading provider of biological safety and related testing services. From October 2006 to April 2009, he served as non-executive Chairman of Stem Cell Sciences Plc., where he oversaw the development and implementation of a strategic growth plan, implementation of an experienced executive team, and the sale of the company to Stem Cells, Inc. in April 2009. Before that, Mr. Dodd served as President, Chief Executive Officer and Director of Serologicals Corporation before it was sold to Millipore Corporation in July 2006 for $1.5 billion. For the five years prior, Mr. Dodd served as President and Chief Executive Officer of Solvay Pharmaceuticals, Inc. and Chairman of its subsidiary Unimed Pharmaceuticals, Inc. He is also the Chief Executive Officer of RiversEdge BioVentures, an investment and advisory firm focused on the life sciences and pharmaceuticals industries, which he founded in 2009. Mr. Dodd holds Bachelor of Science and Master of Science degrees from Georgia State University and completed the Harvard Business School Advanced Management Program. The Board of Directors has concluded that Mr. Dodd should serve on the Board of Directors due to his experience in the pharmaceutical industry and his involvement as an officer and director of the Company, as well as his background in general management, business transformation, corporate partnering, and mergers and acquisitions.

Randal D. Chase, Ph.D. Dr. Chase joined the Board of Directors in March 2015. Dr. Chase is an experienced pharmaceutical and biotechnology executive who currently serves as a business advisor and consultant to companies in the life science sector. From February 2017 to April 2018, Dr. Chase was President and Chief Executive Officer of Advanced Proteome Therapeutics Corporation, a publicly-held biopharmaceutical company; he served as a member of that company’s board of directors from 2015 to April 2018. He served as Chairman of the Board for Medicago, Inc. until its sale to Mitsubishi Tanabe Pharma Corporation in 2013. From 2006 to 2011, he served as President and Chief Executive Officer of Immunovaccine, Inc., a clinical-stage biotechnology company developing vaccines against cancer and infectious diseases. Dr. Chase is also a former president of Shire Biologics, North American Vaccine, Pasteur Merieux Connaught, and Quadra Logic Technologies, Inc. His early career was at Bristol Myers and Glaxo Pharmaceuticals. Dr. Chase holds a Bachelor of Sciences degree in biochemistry from Bishop’s University and a Ph.D. in biochemistry from the University of British Columbia. Dr. Chase completed a post-doctoral fellowship at the McArdle Cancer Institute of the University of Wisconsin. He also attended the Senior Executive Program of the London Business School in the United Kingdom. The Board of Directors has concluded that Dr. Chase should serve on the Board of Directors due to his extensive leadership experience in the pharmaceutical industry, and the vaccine industry in particular.

Dean G. Kollintzas. Mr. Kollintzas joined the Board of Directors in September 2006. Since 2001 Mr. Kollintzas has been an intellectual property attorney specializing in biotechnology and pharmaceutical licensing, FDA regulation, and corporate/international transactions. He is a member of the Wisconsin and American Bar Associations. Since 2004, Mr. Kollintzas has been in private practice. In 2014, he founded Procare Clinical, LLC, a clinical trial management company headquartered in Naperville, IL. Mr. Kollintzas holds a microbiology degree from the University of Illinois and a J.D. from the University of New Hampshire School of Law. The Board of Directors has concluded that Mr. Kollintzas should serve on the Board of Directors due to his experience with intellectual property matters, biotechnology and pharmaceutical licensing, and FDA regulation.

Nicole Lemerond. Ms. Lemerond joined the Board of Directors in August 2022. Ms. Lemerond is a public company board director and financial executive with over 25 years of experience in investment management, private equity, investment banking, mergers/acquisitions, and leveraged finance. She also serves as a director for MediciNova, Inc. and InMed Pharmaceuticals, Inc., where she chairs the Compensation Committees and serves on the Audit Committees. Most recently, Ms. Lemerond served as Managing Partner of NV Capital from February 2010 to August 2022. Prior to that she worked for The Carlyle Group and Lehman Brothers. She has significant corporate governance experience and during her tenure as a board member, she has advised companies and management teams on multiple equity financings and capital raises, various business development opportunities and the hiring / onboarding of new c-suite executives and auditors. Ms. Lemerond has had significant experience in many different facets of finance throughout her career, working with both public and private company management teams and boards to increase stakeholder value. She has led diligence on and executed M&A, Reg D and leveraged finance transactions, totaling over $3 billion while at Lehman Brothers and The Carlyle Group. In addition, she established and led healthcare groups at leading investment firms in the process, raising over $1 billion of capital from institutional investors for these investment funds. Ms. Lemerond holds a Bachelor of Science degree from Cornell University and is a CFA Charterholder. The Board of Directors has concluded that Ms. Lemerond should serve on the Board of Directors due to her extensive experience in investment management and her experience working with management teams to increase stakeholder value.

Robert T. McNally, Ph.D. Dr. McNally joined the Board of Directors in December 2006 and was appointed as our President and Chief Executive Officer effective April 1, 2008, a position he held until his retirement in September 2018. From 2000 to March 2008, Dr. McNally served as Chief Executive Officer of Cell Dynamics LLC, a cGMP laboratory services company. Previously, Dr. McNally was a co-founder and Senior Vice President of Clinical Research for CryoLife, Inc., a pioneering company in transplantable human tissues. He has over 35 years of experience in academic and corporate clinical investigations, management, research, business, quality and regulatory affairs. Dr. McNally is a Fellow of the American Institute for Medical and Biological Engineering, served on the advisory boards of the Petit Institute for Bioengineering and Dupree College of Management at the Georgia Institute of Technology, and is a former Chairman of Georgia Bio, a state trade association. Dr. McNally holds a Bachelor of Science in engineering from Villanova University and his Ph.D. in biomedical engineering from the University of Pennsylvania. The Board of Directors has concluded that Dr. McNally should serve on its Board of Directors by virtue of his prior business and scientific experience, including his experience as Chief Executive Officer of Cell Dynamics, LLC and as Senior Vice President of Clinical Research for CryoLife, Inc., and due to his involvement with the Company as its former President and Chief Executive Officer.

Jayne Morgan, M.D. Dr. Morgan joined the Board of Directors in December 2022. She is a Cardiologist and since August 2024 has served as Vice President of Medical Affairs for Hello Heart, where she has a focus on Women’s Health and AI. From 2015 to 2024, Dr. Morgan served at the Piedmont Healthcare Corporation (most recently as Executive Director of Health and Community Education) where she led initiatives on health literacy and served on the COVID Task Force. She has published multiple studies on cardiology and COVID-19 and is a recognized medical expert for CNN and Scripps News. Previously she served as the Chief Medical Officer of the American Chemistry Council, Global Director of the Cardiorenal Division of Solvay Pharmaceuticals, Assistant Professor of Medicine at the Cleveland Clinic, and the first African American President of the Southeast Life Sciences Association. Dr. Morgan created the educational video series “The Stairwell Chronicles” which provides up-to-date medical and scientific information in an easily understandable format. She is also the host of the new women’s health talk show, HealthyHer, which debuted in November 2024. Dr. Morgan completed her B.S. degree at Spelman College, Medical Degree at Michigan State University, Internal Medicine Residency at George Washington University and her Cardiology and Pacemaker Fellowships at Mount Sinai Medical Center. She currently holds an appointment as Adjunct Associate Professor of Medicine at The Morehouse School of Medicine. The Board of Directors has concluded that Dr. Morgan should serve on the Board of Directors due to her medical background and experience.

John N. (Jack) Spencer, Jr., CPA. Mr. Spencer joined the Board of Directors in September 2006. Mr. Spencer is a certified public accountant and was a partner of Ernst & Young LLP where he spent more than 38 years until he retired in 2000. Mr. Spencer holds a Bachelor of Science degree from Syracuse University, and MBA from Babson College. He also attended the Harvard Business School Advanced Management Program. The Board of Directors has concluded that Mr. Spencer should serve on the Board of Directors by virtue of his experience at Ernst & Young LLP where he was the partner in charge of that firm’s life sciences practice for the southeastern United States, and his clients included a large number of publicly-owned and privately-held medical technology companies.

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for making recommendations on nominees for election as directors to the Board of Directors. We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors, nor do we have a formal policy about the consideration of any director candidates recommended by stockholders. However, our Nominating and Governance Committee, and our Board of Directors, believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, our Board of Directors is intended to encompass a range of talents, experience, skills, backgrounds, and expertise sufficient to provide sound and prudent guidance with respect to the operations and interests of GeoVax and its stockholders. We do not have a formal policy on Board diversity as it relates to race, gender, or national origin.

GeoVax considers persons for nomination for election to the Board of Directors from any source, including stockholder recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the recommendation. Consideration of nominee candidates typically involves a series of internal discussions, a review of information concerning candidates, and interviews with selected candidates. To date, no third parties have been engaged to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. The nomination of each director was recommended by the Nominating and Governance Committee, and the Board of Directors followed the recommendation.

Our Nominating and Governance Committee will consider stockholder recommendations for directors sent to GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080, Attention: Chairman of the Nominating and Governance Committee. Any recommendation from a stockholder should include the name, background and qualifications of such candidate and should be accompanied by evidence of such stockholder’s ownership of our Common Stock. The Nominating and Governance Committee may ask for additional information.

A stockholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934.

Director Independence

The Board of Directors has determined that Mr. Chase, Mr. Kollintzas, Ms. Lemerond, Dr. McNally, Dr. Morgan and Mr. Spencer are the members of our Board of Directors who are “independent,” as that term is defined by Section 301(3)(B) of the Sarbanes-Oxley Act of 2002. The Board of Directors has also determined that these individuals meet the definition of “independent director” set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules.

Board Structure, Leadership, and Committees

Our Board of Directors, as a whole, and acting through its committees, has responsibility for management of our business and affairs. The offices of Chairman of the Board and of President and Chief Executive Officer are currently not separate, with Mr. Dodd serving in both capacities. The Board is of the view that Mr. Dodd’s knowledge of the Company, together with his experience, make him the best candidate for each role. As circumstances and available personnel change, the Board may separate the roles. Our Chairman of the Board and our executive officers communicate regularly with each other and with our Board of Directors. We believe the relatively small number of directors, executive officers and employees, and their interaction, facilitate information sharing and decision-making with respect to most aspects of our operations, including oversight of risk management.

Board of Directors. The Board of Directors held eleven meetings during 2024. Each director attended at least 75% of the total meetings of the Board and the committees on which they served during 2024. We strongly encourage, but we do not require, our directors to attend each annual meeting of stockholders. All of our then-serving directors attended our last annual meeting of stockholders held on May 23, 2024 in person or by teleconference.

Our Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The Audit Committee has been delegated formal authority and responsibility for overseeing certain elements of risk, as described below.

Audit Committee. The separately-designated standing Audit Committee of the Board provides assistance to the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements; (ii) the effectiveness of the Company’s internal control over financial reporting; (iii) the Company’s compliance with legal and regulatory requirements; and (iv) oversight of the independent registered public accounting firm, including its qualifications, independence and performance, appointment, compensation, and retention. The Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management, and for monitoring our business risk practices. It has appropriate funding, and the authority to engage independent counsel and other advisers. It also prepares the Audit Committee reports that SEC proxy rules require for the Company’s proxy statements. Our Audit Committee is currently comprised of Mr. Spencer (Chairman), Mr. Chase, Mr. Kollintzas, and Ms. Lemerond. Our Board of Directors has determined that each member of the committee is independent in accordance with the criteria of independence set forth in Section 301(3)(B) of the Sarbanes-Oxley Act of 2002, and Rule 5605(c)(2) of the Nasdaq Listing Rules and that Mr. Spencer and Ms. Lemerond each qualify as an “audit committee financial expert” as defined by the SEC’s rules. The Audit Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com.The Audit Committee held four meetings during 2024.

Compensation Committee. The Compensation Committee has responsibility for matters relating to the fair and competitive compensation of the Company’s executives, employees and non-employee directors, as well as our benefit plans. The Committee consults with the Company’s President and Chief Executive Officer but does not delegate the authority to set executive compensation. Our Chief Executive Officer and Chief Financial Officer assist our Compensation Committee in evaluating the performance of other executive officers and by providing information to directors as and when requested. Members of our Compensation Committee undertake to verify such information prior to referring to it in determining executive compensation. The compensation of our Chief Executive Officer is determined by our Compensation Committee based on our Compensation Committee’s evaluation of his performance and with reference to such external or competitive data as they consider necessary. The compensation of the other named executive officers is determined by our Compensation Committee based on its evaluation of their individual performance and the recommendations of our Chief Executive Officer and Chief Financial Officer. Our Compensation Committee applies discretion in determining compensation for our executives. Our Compensation Committee is currently comprised of Mr. Chase (Chairman), Dr. McNally, and Mr. Spencer. The Compensation Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com. The members of the Compensation Committee are independent, as required by the Compensation Committee Charter. They also qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Security Exchange Act of 1934 and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). The Compensation Committee held two meetings during 2024.

Nominating and Governance Committee. The Nominating and Governance Committee assists the Board of Directors in fulfilling its responsibilities of: (i) identifying individuals qualified to become directors and committee members; (ii) recommending director nominees to the Board of Directors; (iii) developing and recommending approval of policies relating to, and generally overseeing matters of, corporate governance; and (iv) leading the Board of Directors in its annual review of the Board of Directors and its committees. The Nominating and Governance Committee consists of Dr. McNally (Chairman), Mr. Chase, Mr. Kollintzas, and Dr. Morgan. The Nominating and Governance Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com. Our Board of Directors has determined that each member of the committee is independent as required by its charter. The Nominating and Governance Committee held two meetings during 2024.

Stockholder Communications with the Board of Directors

Any stockholder who wishes to communicate directly with our Board of Directors should do so in writing, addressed to GeoVax Labs, Inc., c/o Audit Committee Chair, 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080. Communications sent to individual directors must clearly indicate the name of the director for whom they are intended. Unless marked “Confidential”, we screen mail addressed to the Board, its Committees, or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. If marked “Confidential”, these communications will not be screened by management before they are delivered to the Audit Committee Chair. Stockholders who wish to submit director nominees for consideration by the Nominating and Governance Committee should follow the directions at “Director Nomination Process.”

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics, a copy of which is available on our website at www.geovax.com. The Company will provide a copy of the Code of Ethics upon request to any person without charge. Such requests may be transmitted by regular mail in the care of the Corporate Secretary. We require all officers, directors and employees to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires certain companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We have such procedures in place.

The Company will post on its website, www.geovax.com, or will disclose on a Form 8-K filed with the SEC, any amendments to, or waivers from, a provision of the Code of Ethics that applies to the Chief Executive Officer or the Chief Financial Officer, or persons performing similar functions, and that relate to (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the code; or (v) accountability for adherence to the Code of Ethics. Any waiver granted to an executive officer or a director may only be granted by the Board and will be disclosed, along with the reasons therefor, on a Form 8-K filed with the SEC. No such waivers were granted in 2024.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable exchange listing standards. We also comply with all applicable laws (including appropriate approvals by the Board of Directors or appropriate committee if required) when engaging in transactions in our own securities. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers:

Name	Age	Current Position
David A. Dodd	75	Chairman of the Board of Directors, President and Chief Executive Officer
Kelly T. McKee M.D.	75	Chief Medical Officer
Mark J. Newman, Ph.D.	70	Chief Scientific Officer
Mark W. Reynolds, CPA	63	Chief Financial Officer and Corporate Secretary
John W. Sharkey, Ph.D.	68	Vice President, Business Development

David A. Dodd. Mr. Dodd joined the Board of Directors in March 2010, becoming Chairman of our Board of Directors on January 1, 2011. Effective September 5, 2018, Mr. Dodd became our President and Chief Executive Officer. Mr. Dodd’s full biographical information is set forth above under “Corporate Governance – Composition of the Board.”

Kelly T. McKee, M.D. Dr. McKee was appointed as our Chief Medical Officer effective January 6, 2022 and served in that role on a part-time consulting basis until becoming a full-time employee effective March 1, 2023. Dr. McKee has over 30 years of experience in research and development, with specific expertise in vaccines, emerging diseases, biodefense, and respiratory viral infections. His progressive clinical research experience began in 1981 at Fort Detrick, Frederick, MD., United States, where he held a variety of leadership positions in virology, immunology, preventive medicine, and clinical research and development with the U.S. Army, retiring as a Colonel in 2001. Dr. McKee subsequently served as State Epidemiologist in North Carolina, and as Senior Director of Clinical Research at DynPort Vaccine Company. He then held multiple leadership roles, including Vice President and Managing Director of Public Health and Government Services, and Vice President for Vaccines and Public Health in the Infectious Diseases and Vaccines Center of Excellence, at Quintiles/QuintilesIMS (now IQVIA) for more than 10 years. Since 2017 he has provided contract clinical development and medical advisory services to biopharmaceutical industry in infectious diseases and related areas. Dr. McKee earned an M.D. from the University of Virginia School of Medicine, and a Master of Public Health from Johns Hopkins University School of Hygiene and Public Health in Baltimore, MD. He has authored or co-authored more than 100 peer-reviewed publications and book chapters.

Mark J. Newman, Ph.D. Dr. Newman joined the Company as our Chief Scientific Officer on August 25, 2020 on a part-time basis, becoming a full-time employee effective March 1, 2022. Dr. Newman, who previously served the Company as vice president of research and development from 2010 to 2013, worked for the Company on a part-time basis until March 2022, at which time he became a full-time employee. Prior, he served senior management positions at PaxVax, Pharmexa A/S, Epimmune, Vaxcel, Apollon, and Cambridge Biotech. During his 30-year career he shepherded the development of experimental vaccine and adjuvant products through preclinical research and into Phase 1 & 2 clinical testing. He is widely published in peer review publications and holds 10 U.S. patents. He holds a dual B.Sc/M.Sc. degree in Agriculture and Pre-Veterinary Medicine from the Ohio State University and a Ph.D. in Immunology at the John Curtin School for Medical Research, The Australian National University, Canberra.

Mark W. Reynolds, CPA. Mr. Reynolds joined the Company in October 2006 as Chief Financial Officer and Corporate Secretary. From 2004 to 2008, Mr. Reynolds served as Chief Financial Officer for HealthWatchSystems, Inc. a privately-held company in the consumer healthcare industry. From 2004 to 2006, he served as Chief Financial Officer for Duska Therapeutics, Inc., a publicly-held biotechnology company. From 1988 to 2002, Mr. Reynolds worked for CytRx Corporation, a publicly-held biopharmaceutical company, where he first served as Controller and then as Chief Financial Officer. Mr. Reynolds began his career as an auditor with Arthur Andersen & Co. from 1985 to 1988. He is a certified public accountant and holds a Master of Accountancy degree from the University of Georgia.

John W. Sharkey, Ph.D. Dr. Sharkey joined the Company as our Vice President, Business Development, effective June 13, 2022. Prior to his current appointment, he served as our part-time Head of Business Development pursuant to a consulting agreement. Previously, as CEO of Largent Health, LLC, he oversaw the development strategy for three 510(k) medical devices incorporating a proprietary antimicrobial technology, eventually leading to the registration and commercial launch of the 1st FDA cleared dental cavity cleanser with antimicrobial claims. In 2010, Dr. Sharkey founded Cogas Consulting, LLC, a consultancy providing executive management, technical development, regulatory and business development services to small and mid-size pharma and medical device companies. He has also assisted several companies in their financing activities. Prior to the above, he held senior executive positions within both Novartis and Shionogi and was involved in several notable partnering transactions including Novartis obtaining European rights to Lucentis® as well obtaining global rights to Focalin® and Focalin® XR and Shionogi’s global license for Osphena®. Dr. Sharkey holds a Ph.D. in Chemistry from the University of Buffalo and a B.S. in Chemistry from the State University of New York at Oneonta.

EXECUTIVE COMPENSATION

The following tables and disclosures set forth the compensation and certain other information with respect to: (1) our principal executive officer; and (2) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2024. We refer to these officers as our “Named Executive Officers.”

Summary Compensation Table

The following table sets forth information concerning the total employee compensation earned during 2024 and 2023 by our Named Executive Officers.

				Option		All Other
Name and		Salary	Bonus	Awards (1)		Compensation		Total
Principal Position	Year	($)	($)	($)		($)		($)
David A. Dodd	2024	$371,000	$185,500	$75,495	(3)	$13,800	(6)	$645,795
President and CEO	2023	371,000	-	-		13,200	(6)	384,200
Kelly T. McKee, MD (2)	2024	350,000	140,000	33,865	(4)	11,104	(6)	534,969
Chief Medical Officer	2023	356,367	-	-		4,667	(6)	361,034
Mark J. Newman, PhD	2024	291,500	131,175	33,865	(5)	-		456,540
Chief Scientific Officer	2023	291,500	-	-		-		291,500

(1)

Represents the grant date fair value of the stock options for financial statement reporting purposes. See footnotes 2 and 7 to our consolidated financial statements for the year ended December 31, 2024 for a discussion of the assumptions made and methods used for determining stock compensation values.

(2)

Dr. McKee became our Chief Medical Officer effective January 15, 2022 on a part-time consulting basis, becoming a full-time employee effective March 1, 2023. The amounts reported for 2023 in the table above include payments made to Dr. McKee pursuant to his consulting agreement as well as pursuant to his employment.

(3)	Represents the grant date fair value for stock options granted on August 12, 2024 for 35,000 shares with an exercise price of $2.17 per share, vesting over a three-year period.
(4)	Represents the grant date fair value for stock options granted on August 12, 2024 for 15,700 shares with an exercise price of $2.17 per share, vesting over a three-year period
(5)	Represents the grant date fair value for stock options granted on August 12, 2024 for 15,700 shares with an exercise price of $2.17 per share, vesting over a three-year period.
(6)	Represents employer matching contributions to the Company’s 401(k) retirement plan.

Employment Agreements

David A. Dodd. Mr. Dodd serves as our President and Chief Executive Officer under an employment agreement dated September 1, 2018. The employment agreement has no specified term. The employment agreement provides for an annual base salary to Mr. Dodd (currently $387,695), subject to periodic increases as determined by the Board. Mr. Dodd is also eligible for an annual bonus, as determined by the Board. Mr. Dodd is eligible for annual grants of awards from our equity incentive plans as determined by the Board. Mr. Dodd also is eligible for health insurance and 401(k) benefits at the same level and subject to the same conditions as provided to all other employees.

Our employment agreement with Mr. Dodd provides that we will pay severance compensation to Mr. Dodd in the event his employment is terminated by the Company without cause or by Mr. Dodd with good reason (as defined in the agreement). If we terminate Mr. Dodd’s employment not for cause or he resigns for good reason, then we would pay (a) an amount in cash equal to three times his then base salary and target annual bonus and (b) all stock option grants held by Mr. Dodd will be fully vested. The agreement also addresses his compensation upon termination if there is a change in control (as defined). If we terminate Mr. Dodd’s employment not for cause or he resigns for good reason at any time during the three month period which immediately precedes a change in control (as defined) or during the one year period following a change in control, then we would also pay Mr. Dodd an amount in cash equal to (x) three times the cost to provide 401(k) or other deferred compensation or health and welfare benefits to him, and (y) a tax gross-up payment (if an excise tax is imposed by § 4999 of the Code or any related interest or penalties are incurred by him).

Kelly T. McKee, MD. Dr. McKee serves as our Chief Medical Officer under an employment agreement dated March 1, 2023. The employment agreement has no specified term. The employment agreement, as amended, provides for an annual base salary to Dr. McKee (currently $357,000), subject to periodic increases as determined by the Compensation Committee. The Board of Directors may also approve the payment of a discretionary bonus annually. Dr. McKee is eligible for annual grants of awards from our equity incentive plans as determined by the Board. Dr. McKee is eligible for health insurance and 401(k) benefits at the same level and subject to the same conditions as provided to all other employees.

Our employment agreement with Dr. McKee provides that, if we terminate his employment without cause, we will pay a severance payment in the form of monthly payments of base salary for a period equal to one week for each full year of service. Additionally, if we terminate Dr. McKee’s employment at any time during the three month period which immediately precedes a change in control (as defined in the amended employment agreement) or during the one year period following a change in control, then we would pay an amount in cash equal to (a) two times his then base salary and target annual bonus, (b) two times the cost to provide 401(k) or other deferred compensation or health and welfare benefits to him, (c) full, complete vesting of all stock options, restricted stock grants or other equity or equity-type grants, and (d) a tax gross-up payment (if an excise tax is imposed by §4999 of the Code or any related interest or penalties are incurred by him). The change of control provision also provides for full and complete vesting of all stock option grants held by him.

Mark J. Newman, PhD. Dr. Newman serves as our Chief Scientific Officer under an employment agreement dated August 25, 2020, which was amended and restated effective March 1, 2022. The employment agreement has no specified term. The employment agreement, as amended, provides for an annual base salary to Dr. Newman (currently $301,703), subject to periodic increases as determined by the Compensation Committee. The Board of Directors may also approve the payment of a discretionary bonus annually. Dr. Newman is eligible for annual grants of awards from our equity incentive plans as determined by the Board. Dr. Newman is eligible for health insurance and 401(k) benefits at the same level and subject to the same conditions as provided to all other employees.

Our employment agreement with Dr. Newman provides that, if we terminate his employment without cause, we will pay a severance payment in the form of monthly payments of base salary for a period equal to one week for each full year of service. Additionally, if we terminate Dr. Newman’s employment at any time during the three month period which immediately precedes a change in control (as defined in the amended employment agreement) or during the one year period following a change in control, then we would pay an amount in cash equal to (a) two times his then base salary and target annual bonus, (b) two times the cost to provide 401(k) or other deferred compensation or health and welfare benefits to him, (c) full, complete vesting of all stock options, restricted stock grants or other equity or equity-type grants, and (d) a tax gross-up payment (if an excise tax is imposed by §4999 of the Code or any related interest or penalties are incurred by him). The change of control provision also provides for full and complete vesting of all stock option grants held by him.

Outstanding Equity Awards

GeoVax has awarded stock options to its senior management and other employees, pursuant to the GeoVax Labs, Inc. 2020 Stock Incentive Plan (the “2020 Plan”) and the GeoVax Labs, Inc. 2023 Stock Incentive Plan (the “2023 Plan”). Each of the 2020 Plan and 2023 Plan were adopted by the Board on June 19, 2020 and December 7, 2022, respectively, to provide equity-based and/or incentive awards to selected employees, directors, and independent contractors of the Company or its affiliates. The terms of these awards typically provide for vesting over a defined period of time and the options expire if not exercised within ten years from the date of grant. The Company does not have a formula for determining stock option awards. Awards are generally based on the subjective judgment of the President and Chief Executive Officer and on the Compensation Committee’s subjective judgment. The following table sets forth certain information with respect to unexercised options previously awarded to our Named Executive Officers that were outstanding as of December 31, 2024. The table also includes warrants, if any, granted to our Named Executive Officers upon payment of deferred compensation.

Option Awards
	Number of Securities
	Underlying Unexercised Options
Name	(#) Exercisable		(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
David Dodd	-		35,000	(1)	$2.17	8/12/1934
	11,111		5,556	(2)	11.33	12/7/1932
	6,867		-		57.3	12/7/1931
	18,200		-		41.85	12/2/1930
	5,458	(3)	-		75	9/29/2025
Kelly McKee, MD	-		15,700	(1)	2.17	8/12/1934
	666		334	(2)	11.33	12/7/1932
Mark Newman, PhD	-		15,700	(1)	2.17	8/12/1934
	4,444		2,223	(2)	11.33	12/7/1932
	1,714		-		57.3	12/7/1931
	2,334		-		41.85	12/2/1930

(1)	The unexercisable portion of these stock options will vest in equal installments on August 12, 2024, 2025 and 2026.
(2)	The unexercisable portion of these stock options will vest on December 7, 2025.
(3)	Represents stock purchase warrants granted as partial payment of deferred compensation on September 29, 2020.

Each of the 2020 Plan and 2023 Plan contains provisions that could lead to an accelerated vesting of options or other awards. In the event of certain change-in-control transactions described in such plans, (i) outstanding options or other awards may be assumed, converted or replaced; (ii) the successor corporation may substitute equivalent options or other awards or provide substantially similar consideration to the 2020 Plan or 2023 Plan, as applicable, participants as were provided to stockholders (after taking into account the existing provisions of the options or other awards); or (iii) the successor corporation may replace options or awards with substantially similar shares or other property. In the event the successor corporation (if any) refuses to assume or substitute options or other awards as described (i) the vesting of any or all options or awards granted pursuant to the 2020 Plan or 2023 Plan, as applicable, will accelerate upon the change-in-control transaction, and (ii) any or all options granted pursuant to the Plans will become exercisable in full prior to the consummation of the change-in-control transaction at such time and on such conditions as the Compensation Committee determines. If the options are not exercised prior to the consummation of the change-in-control transaction, they shall terminate at such time as determined by the Compensation Committee. Subject to any greater rights granted to 2020 Plan participants under the 2020 Plan or 2023 Plan participants under the 2023 Plan, as applicable, in the event of the occurrence of a change-in-control transaction any outstanding options or other awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets. If the Company had experienced a change-in-control event as described in each of the 2020 Plan and 2023 Plan on December 31, 2024, the value of accelerated options the Named Executive Officers, based on the difference between the closing price of our Common Stock on The Nasdaq Capital Market (the “Nasdaq”) on December 31, 2024, and, if lower, the exercise price per share of each option for which vesting would be accelerated for each Named Executive Officer, would be an aggregate of $19,920.

Pay Versus Performance

The following tables and related disclosures provide information about (i) the total compensation of our CEO (our principal executive officer), and our other Named Executive Officers (“other NEOs”), as presented in the table under "Executive Compensation - Summary Compensation Table" (“SCT”), (ii) the “compensation actually paid” (“CAP”) to our CEO and our other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of CAP to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (Loss) (4)
2024	$645,795	$642,377	$495,755	$497,077	$2.50	$(24,992,296)
2023	384,200	334,063	326,267	314,994	5.48	(25,966,762)
2022	652,012	293,263	429,383	310,696	9.57	(14,021,125)

(1)

These amounts reflect (i) the total compensation reported in the SCT for the applicable year in the case of our CEO; and (ii) the average of the total compensation reported in the SCT for the applicable year for our other NEOs. For 2024, 2023 and 2022, Mr. Dodd was the CEO. Drs. McKee and Newman are the other NEOs for 2024 and 2023. Dr. Newman and Mr. Reynolds are the other NEOs for 2022.

(2)

These amounts reflect the amount of CAP for our CEO and other NEOs as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine CAP:

	2024		2023		2022
	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs
SCT Total Pay	$645,795	$495,755	$384,200	$326,267	$652,012	$429,383
Deduct value of equity awards granted during the year as reported in the SCT	(75,495)	(33,865)	-	-	(183,000)	(73,200)
Add year-end value of unvested equity awards granted during the year	85,295	38,261	-	-	152,250	60,900
Add change in value of unvested equity awards granted in prior years	(13,804)	(3,176)	(57,530)	(12,159)	(348,772)	(112,837)
Add change in value of equity awards granted in prior years that vested during the year	586	102	7,393	886	20,773	6,450
Compensation Actually Paid	$642,377	$497,077	$334,063	$314,994	$293,263	$310,696

(3)	Total shareholder return (“TSR”) represents the value on the last trading day of each of 2024, 2023 and 2022 of an investment of $100 in our Common Stock on the last trading day of 2021.
(4)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table

The graphs below illustrate the relationship between the CAP for our CEO and the average CAP for our other NEOs, versus (i) our TSR, and (ii) our net income (loss) for the years ended December 31, 2024, 2023 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100 at December 31, 2021.

Policies and Practices Related to the Grant of Certain Equity Awards

The Compensation Committee generally approves the grant of stock options to our directors, executive officer and eligible employees on a predetermined schedule at its meeting each December. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

During the last completed fiscal year, we have not made awards to any Named Executive Officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information as of April 7, 2025 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	333,648	$12.71	-0-
Equity compensation plans not approved by stockholders
Contingent options (1)	805,300	2.48	894,700
Warrants (2)	18,203	75.00	-0-
Total	823,503	$4.08	894,700

(1)

Stock options granted to employees, contingent upon stockholder approval of the GeoVax Labs, Inc. 2025 Stock Incentive Plan. See “Proposal 2: Approval of the GeoVax Labs, Inc. 2025 Stock Incentive Plan—Contingent Grants.”

(2)	Stock purchase warrants issued in 2020 as part of deferred salary conversions by executive officers and non-employee directors.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation earned for service on our Board of Directors during the fiscal year ending December 31, 2024 by each individual who served as a director at any time during the fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Randal D. Chase	$47,500	$17,364	-	-	-	$64,864
David A. Dodd (1)	-	-	-	-	-	-
Dean G. Kollintzas	37,500	17,364	-	-	-	54,864
Nicole Lemerond	32,500	17,364	-	-	-	49,864
Robert T. McNally	47,500	17,364	-	-	-	64,864
Jayne Morgan	30,000	17,364	-	-	-	47,364
John N. Spencer, Jr.	45,000	17,364	-	-	-	62,364

(1)

As discussed below under “Director Compensation Plan”, directors who are employees of the Company receive no compensation for their service as directors. As President and CEO, Mr. Dodd therefore receives no compensation for his service as a director; his compensation for service as President and CEO is shown in the “Summary Compensation” table above.

(2)

Represents the grant date fair value of stock options granted on August 12, 2024 to each non-employee director for 8,050 shares with an exercise price of $2.17 per share, vesting over a one-year period.

(3)

The table below shows the aggregate number option awards and warrants outstanding for each non-employee director as of December 31, 2024. The table includes warrants issued to certain of our directors upon payment of deferred compensation occurring on September 29, 2020.

Name	Aggregate Option Awards and Warrants Outstanding as of December 31, 2024 (#)
Randal D. Chase	15,826
Dean G. Kollintzas	15,518
Nicole Lemerond	11,384
Robert T. McNally	18,313
Jayne Morgan	11,384
John N. Spencer, Jr.	16,120

Director Compensation Plan. In December 2021, the Board of Directors approved a recommendation from the Compensation Committee for director compensation, which we refer to as the “Director Compensation Plan.” The Director Compensation Plan applies only to non-employee directors. Directors who are employees of the Company receive no compensation for their service as directors or as members of committees.

Cash Fees – Under the Director Compensation Plan, each non-employee director receives an annual retainer (paid quarterly) of $25,000 ($50,000 for a non-employee Chairperson) for service as a member of the Board. In the absence of a non-employee Chairperson of the Board, a non-employee director designated as the Lead Director (currently Dr. McNally) receives an annual cash retainer of $35,000. Each non-employee director also receives an annual retainer of $7,500 ($15,000 for the Chairperson) for service as a member of the Audit Committee, $5,000 ($10,000 for the Chairperson) for service as a member of the Compensation Committee, and $5,000 ($7,500 for the Chairperson) for service as a member of the Nominating and Corporate Governance Committee. No additional fees are paid for meetings attended.

Stock Option Grants – We currently do not have a formula for determining stock option grants to directors (upon their election to the Board of Directors, or otherwise). Such option grants are currently determined by the Board of Directors, upon recommendation by the Compensation Committee based on the Compensation Committee’s annual deliberations and review of the director compensation structure of similar companies. At its meeting in December 2023, the Board of Directors determined to adjust the calendar cycle of all stock option grants to employees as well as the Board of Directors, such that no stock options were granted during 2023 and that annual grants would be considered during 2024; in August 2024, the Compensation Committee then approved an stock option grant of 8,050 shares to each of its non-employee members. At its meeting in December 2024, upon a recommendation of the Compensation Committee, the Board of Directors approved an annual stock option grant of 10,000 shares to each of its non-employee members for ongoing service as members of the Board of Directors; such grants were issued in January 2025.

Expense Reimbursement – All directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 7, 2025 by (i) each principal stockholder, (ii) each director; (iii) each of the executive officers named in the summary compensation table; and (iv) all executive officers and directors as a group. Other than Armistice we do not know of any person who beneficially owns more than 5% of our Common Stock as of April 7, 2025. Except as otherwise indicated in footnotes to this table or, where applicable, to the extent authority is shared by spouses under community property laws, to our knowledge, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Principal Stockholders
Armistice Capital Master Fund Ltd. (2)	1,386,178	9.99%
Directors and Executive Officers: (3)
Randal Chase (4)	10,217	*
David A. Dodd (5)	78,297	*
Dean G. Kollintzas (6)	8,268	*
Nicole Lemerond (7)	3,334	*
Kelly T. McKee (8)	3,052	*
Robert T. McNally (9)	13,858	*
Jayne Morgan (10)	3,334	*
Mark J. Newman (11)	5,698	*
John N. Spencer, Jr. (12)	9,472	*
All executive officers and directors as a group (11 persons) (13)	169,311	1.2%

* Less than 1%

(1)	This table is based upon information supplied by officers and directors, and with respect to principal stockholders, any Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 13,839,478 shares of Common Stock outstanding as of April 7, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 7, 2025 (subject to specified limits), at any time at the option of the holder, are deemed outstanding.
(2)

These shares are directly held by Armistice and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of Armistice; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The number of shares beneficially owned includes (i) 1,605,688 shares of Common Stock issuable upon the exercise of common warrants issued in May 2024, (ii) 2,170,000 shares of Common Stock issuable upon the exercise of common warrants issued in July 2024, (iii) 2,675,610 shares of Common Stock issuable upon the exercise of common warrants issued in August 2024, (iv) 2,085,115 shares of Common Stock issuable upon the exercise of pre-funded warrants issued in March 2025 which are subject to beneficial ownership limitations that prohibit Armistice from exercising any portion of such a warrant that would result in Armistice owning a percentage of our outstanding Common Stock exceeding the ownership limitations contained within such instrument after giving effect to the issuance of Common Stock in connection with Armistice’s exercise, and (v) 3,435,115 shares of Common Stock issuable upon the exercise of common warrants issued in March 2025 which are subject to beneficial ownership limitations that prohibit Armistice from exercising any portion of such a warrant that would result in Armistice owning a percentage of our outstanding Common Stock exceeding the ownership limitations contained within such instrument after giving effect to the issuance of Common Stock in connection with Armistice’s exercise. The percentage of shares owned assumes the exercise of all warrants held by Armistice, up to the beneficial ownership limitations described above. The address of Armistice Capital Master Fund Ltd. is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(3)	Except as otherwise indicated, the business address of each director and executive officer listed is c/o GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.
(4)	Includes 2,441 shares of Common Stock and stock options/warrants to purchase 7,776 shares of Common Stock.
(5)	Includes 26,661 shares of Common Stock and stock options/warrants to purchase 41,636 shares of Common Stock.
(6)	Includes 800 shares of Common Stock and stock options/warrants to purchase 7,468 shares of Common Stock.
(7)	Includes stock options to purchase 3,334 shares of Common Stock.
(8)	Includes 2,386 shares of Common Stock and stock options to purchase 666 shares of Common Stock.
(9)	Includes 3,595 shares of Common Stock and stock options/warrants to purchase 10,263 shares of Common Stock.
(10)	Includes stock options to purchase 3,334 shares of Common Stock.
(11)	Includes stock options to purchase 5,698 shares of Common Stock.
(12)	Includes 1,402 shares of Common Stock and stock options/warrants to purchase 8,070 shares of Common Stock.
(13)	Includes 44,689 shares of Common Stock and stock options/warrants to purchase 107,882 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for our Named Executive Officers and directors, or as described below, there were no transactions since January 1, 2024, to which we were a party or will be a party, in which the amount exceeds $120,000 and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest. Compensation arrangements for our named executive officers and directors are described above under “Executive Compensation.”

December 2023 Private Placement

On December 2, 2023, we entered into a common stock warrant exercise inducement offer letter (the “Inducement Letter”) with the holder (the “Holder”) of existing warrants to purchase shares of the Company’s Common Stock at an exercise price of $48.90 per share, issued on January 19, 2022 and warrants to purchase shares of the Company’s Common Stock at an exercise price of $24.75 per share issued on May 27, 2022 (together, the “Existing Warrants”), pursuant to which the Holder agreed to exercise for cash its Existing Warrants to purchase an aggregate of 704,499 shares of the Company’s Common Stock, at a reduced exercised price of $6.21 per share, in consideration for the Company’s agreement to issue the 2023 Common Warrant to purchase up to 1,408,998 shares of Common Stock with an exercise price of $6.21 per share, exercisable at any on or after six months from the date of issuance and will expire five and one-half (5 ½) years following the date of issuance. Effective May 16, 2024, the exercise price of the 2023 Common Warrant was reduced from $6.21 to $1.68 per share, resulting from the registered direct offering occurring on that date (see below). On June 27 and 28, 2024, we issued an aggregate of 826,998 shares of Common Stock upon the partial exercise of the 2023 Common Warrant.

May 2024 Bridge Loan

On May 10, 2024, we conducted a bridge financing through the issuance and sale of 10% Original Issue Discount Promissory Notes (the “Notes”) with an aggregate principal amount of $150,000 to members of our Board of Directors and senior management. The Notes are unsecured, bear interest at a rate of 15% per annum, and mature upon the earlier of (i) six months from the issue date or (ii) three days following the date the Company completes an offering of its Common Stock with gross proceeds of not less than $5 million (a “Qualified Financing”). On August 22, 2024, following the completion of a Qualified Financing, we repaid the Notes in full together with accrued interest, resulting in an aggregate payment of $156,375 to the holders.

May 2024 Registered Direct Offering

On May 16, 2024, the Company entered into a placement agency agreement with Roth Capital Partners, LLC (“Roth”) and a Securities Purchase Agreement with a purchaser pursuant to which the Company agreed to sell, in a registered direct offering (i) 220,000 shares (the “May Shares”) of Common Stock and (ii) Pre-Funded Warrants (the “May Pre-Funded Warrants”) to purchase up to 582,844 shares of Common Stock. In a concurrent private placement, the Company offered common stock purchase warrants (the “May Common Warrants”) to the purchaser, with each warrant exercisable to purchase one share of Common Stock, with two May Common Warrants to accompany each May Share or May Pre-Funded Warrant sold in the offering, and to purchase in the aggregate up to 1,605,688 shares of Common Stock. The public offering price for each May Share was $1.68 and the public offering price for each May Pre-Funded Warrant was $1.67999. The May Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and will expire five years from the date of issuance. The May Common Warrants have an exercise price of $1.68 per share, are immediately exercisable following stockholder approval and will expire five years from the date of issuance. The net proceeds of the offering, after deducting Roth’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the May Common Warrants, is approximately $1,180,000. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering closed on May 21, 2024. On June 18, 2024, we issued 582,844 shares of Common Stock upon the full exercise of the May Pre-Funded Warrants.

July 2024 Registered Direct Offering

On July 11, 2024, the Company entered into a placement agency agreement with Roth and a Securities Purchase Agreement with a purchaser pursuant to which the Company agreed to sell, in a registered direct offering, (i) 458,632 shares (the “July Shares”) of Common Stock, and (ii) Pre-Funded Warrants (the “July Pre-Funded Warrants”) to purchase up to 626,368 shares of Common Stock. In a concurrent private placement, the Company offered common stock purchase warrants (the “July Common Warrants”) to the purchaser, with each warrant exercisable to purchase one share of Common Stock, with two July Common Warrants to accompany each July Share or July Pre-Funded Warrant sold in the offering, and to purchase up to 2,170,000 shares of Common Stock. The public offering price for each July Share was $2.86 and the public offering price for each July Pre-Funded Warrant was $2.85999. The July Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and will expire five years from the date of issuance. The July Common Warrants have an exercise price of $2.68 per share, are immediately exercisable following stockholder approval and will expire five years from the date of such stockholder approval. The net proceeds of the offering, after deducting Roth’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the July Common Warrants, is approximately $2,835,000. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering closed on July 12, 2024. On July 18 and 23, 2024, we issued 376,368 and 250,000 shares of Common Stock, respectively, upon the full exercise of the July Pre-Funded Warrants.

August 2024 Registered Direct Offerings

On August 20, 2024, the Company entered into a placement agency agreement with Roth and a Securities Purchase Agreement with a purchaser pursuant to which the Company agreed to sell, in a registered direct offering, (i) 1,360,731 shares (the “August 21 Shares”) of Common Stock, and (ii) Pre-Funded Warrants (the “Aug 21 Pre-Funded Warrants”) to purchase up to 339,269 shares of Common Stock. In a concurrent private placement, the Company offered common stock purchase warrants (the “Aug 21 Common Warrants”) to the purchaser, with each warrant exercisable to purchase one share of Common Stock, with one Aug 21 Common Warrant to accompany each Aug 21 Share or Aug 21 Pre-Funded Warrant sold in the offering, and to purchase in the aggregate up to 1,700,000 shares of Common Stock. The public offering price for each Aug 21 Share was $5.00 and the public offering price for each Aug 21 Pre-Funded Warrant was $4.9999. The Aug 21 Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and may be exercised at any time until exercised in full. The Aug 21 Common Warrants have an exercise price of $5.00 per share, are immediately exercisable and will expire five years from the date of issuance. The net proceeds of the offering, after deducting Roth’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Aug 21 Common Warrants, is approximately $7.8 million. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering closed on August 21, 2024. On August 21, 2024, we issued 339,269 shares of Common Stock upon the full exercise of the Aug 21 Pre-Funded Warrants.

On August 28, 2024, the Company entered into a placement agency agreement with Roth and a Securities Purchase Agreement with a purchaser pursuant to which the Company agreed to sell, in a registered direct offering, (i) 837,500 shares (the “Aug 30 Shares”) of Common Stock, and (ii) Pre-Funded Warrants (the “Aug 30 Pre-Funded Warrants”) to purchase up to 138,110 shares of Common Stock. In a concurrent private placement, the Company offered common stock purchase warrants (the “Aug 30 Common Warrants”) to the purchaser, with each warrant exercisable to purchase one share of Common Stock, with one Aug 30 Common Warrant to accompany each Aug 30 Share or Aug 30 Pre-Funded Warrant sold in the offering, and to purchase in the aggregate up to 975,610 shares of Common Stock. The public offering price for each Aug 30 Share was $5.125 and the public offering price for each Aug 30 Pre-Funded Warrant was $5.12499. The Aug 30 Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and may be exercised at any time until exercised in full. The Aug 30 Common Warrants have an exercise price of $5.00 per share, are immediately exercisable and will expire five years from the date of issuance. The net proceeds of the offering, after deducting Roth’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Aug 30 Common Warrants, is approximately $4.6 million. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering closed on August 30, 2024. On August 30, 2024, we issued 138,110 shares of Common Stock upon the full exercise of the Aug 30 Pre-Funded Warrants.

On March 23, 2025, the Company agreed to contractual amendments to the Aug 21 Common Warrants and the Aug 30 Common Warrants (collectively, the “August Warrants”) to (i) reduce the exercise price of the August Warrants to $1.31 per share and (ii) extend the termination date of the August Warrants to March 25, 2030.

March 2025 Registered Direct Offering

On March 23, 2025, the Company entered into a placement agency agreement with A.G.P./Alliance Global Partners (“AGP”) and a Securities Purchase Agreement with a purchaser pursuant to which the Company agreed to sell, in a registered direct offering, (i) 1,350,000 shares (the “March Shares”) of Common Stock, (ii) Pre-Funded Warrants (the “March Pre-Funded Warrants”) to purchase up to 2,085,115 shares of Common Stock, and (iii) Common Warrants (the “March Common Warrants”) to the purchaser, with each warrant exercisable to purchase one share of Common Stock, with one March Common Warrant to accompany each March Share or March Pre-Funded Warrant sold in the offering, and to purchase in the aggregate up to 3,435,115 shares of Common Stock. The public offering price for each March Share was $1.31 and the public offering price for each March Pre-Funded Warrant was $1.3099. The March Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and may be exercised at any time until exercised in full. The March Common Warrants have an exercise price of $1.31 per share, are immediately exercisable following stockholder approval and will expire five years from the date of such stockholder approval. The net proceeds of the offering, after deducting AGP’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the March Common Warrants, is approximately $4,100,000. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering closed on March 25, 2025.

Policies and Procedures for Approval of Related Person Transactions

Our Audit Committee is responsible for reviewing and approving all transactions or arrangements between the Company and any of our directors, officers, principal stockholders or any of their respective affiliates, associates or related persons, other than transactions with officers which are covered by the duties of the Compensation Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will discuss the transaction with management and will consider all relevant facts and circumstances available to it including:

●	whether the terms of the transaction are fair to the Company and at least as favorable to the Company as would apply if the transaction did not involve a related person;
●	whether there are demonstrable business reasons for the Company to enter into the transaction;
●	whether the transaction would impair the independence of a non-employee director; and
●

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

These policies are in writing and included in the Company’s minute book.

Our Board of Directors has made the following findings and adopted the following policies (in writing) regarding related person transactions:

●

The Company has not made and will not make loans or loan guarantees on behalf of any director, officer, beneficially owner of more than 5% of our Common Stock, or other person constituting a Promoter, as such term is defined in the NASAA Statement of Policy Regarding Corporate Securities Definitions.

●

The Company has not engaged and will not engage in material transactions with any director, officer, beneficial owner of more than 5% of our Common Stock, or other person constituting a Promoter, as such term is defined in the NASAA Statement of Policy Regarding Corporate Securities Definitions, except as described below or as otherwise approved by our Audit Committee consistent with the policies and procedures described below.

●	The Company will make any future material affiliated transactions on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties.
●	A majority of the Company’s Audit Committee will approve all future material transactions.
●	The Company’s officers, directors, and counsel will:
o	consider their due diligence and assure that there is a reasonable basis for these representations, and
o	consider whether to embody the representations in the issuer’s charter or By-Laws.

PROPOSAL 2

APPROVAL OF THE GEOVAX LABS, INC. 2025 STOCK INCENTIVE PLAN

Summary of the Proposal

The Board of Directors, upon the recommendation of the Compensation Committee, has approved the adoption of the GeoVax Labs, Inc. 2025 Stock Incentive Plan (the “2025 Plan”), subject to stockholder approval. We are asking our stockholders to approve the new 2025 Plan to replace our current stock incentive plan, the 2023 Plan, because no shares currently remain available for issuance under the 2023 Plan or from the predecessor 2020 Plan. If our stockholders approve the 2025 Plan, no further grants will be made under the 2023 Plan as of January 1, 2025, the effective date of the 2025 Plan (the “Effective Date”).

The following summary discussion describes the principal features of the 2025 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text and terms of the 2025 Plan, a copy of which is attached hereto as Annex A. Stockholders are encouraged to refer to the 2025 Plan for more complete and detailed information.

Background and Purpose of the 2025 Plan

Approval of the 2025 Plan should provide us with the flexibility and resources we need to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors and independent contractors who are important to our long-term growth and success. The Board believes that our equity compensation program, as implemented under the 2023 Plan and the 2025 Plan, positions us to be more competitive with comparable companies in our industry. The Board also believes that the 2025 Plan will effectively incentivize eligible participants to achieve our business objectives and build stockholder value. In these ways, the 2025 Plan is intended to further align the interests of our employees and other service providers with those of our stockholders.

We calculate overhang as a measure of shares subject to stock-based awards outstanding or reserved for future grants as a percentage of shares outstanding. As of December 31, 2024, our overhang was approximately 3.2% for the 2023 and 2020 Plans, and will be an aggregate total of approximately 19.3% assuming the 2025 Plan is approved. This percentage assumes an expected issuance of awards for no more than an aggregate of 1,700,000 shares under the 2025 Plan.

Burn rate provides a measure of the potential dilutive impact of our annual equity program. Our burn rate for fiscal 2024 was 3.9%, while our three-year average burn rate was 3.7%.

If our stockholders do not approve the 2025 Plan, the Company will not have an equity incentive plan in place with available shares to achieve our recruiting, incentive and retention objectives, which we believe are essential to our success. While we could modify our cash compensation program if we are unable to grant equity incentives, the Board believes it would be more prudent to conserve our cash so it will be available for future growth opportunities. We also believe that any inability to award equity compensation would result in difficulty in attracting, retaining and motivating our employees and other service providers. Equity-based awards are a key element of our overall compensation program because they align employee and stockholder interests while having a smaller impact on current income and cash flow than increases to cash compensation.

Contingent Grants

In connection with its approval of the 2025 Plan, on December 12, 2024, the Board of Directors approved, contingent on stockholder approval of the 2025 Plan, certain equity compensation awards (the “Contingent Awards”) to be granted under the 2025 Plan in the form of stock options to certain executive officers, employees, non-employee directors and independent contractors of the Company to purchase a total of 805,300 shares of our Common Stock. Such awards were granted on January 2, 2025 at an exercise price of $2.48 per share, which was the fair market value per share on the grant date. The number of shares subject to these contingent stock option grants exceeded the number of shares currently authorized to be granted pursuant to the 2023 Plan by 805,300 shares. For the avoidance of doubt, the Contingent Awards will be null and void if the stockholders do not approve the 2025 Plan. The following includes the executive officers to whom the Contingent Awards subject to stockholder approval of the 2025 Plan were made:

Name and Principal Position	Shares of Common Stock Subject to Contingent Awards (1)
David A. Dodd, President and CEO	185,000
Kelly T. McKee, MD, Chief Medical Officer	70,000
Mark J. Newman, PhD, Chief Scientific Officer	70,000
Mark Reynolds, Chief Financial Officer	70,000
John Sharkey, PhD, VP, Business Development	70,000

(1)

Each Contingent Award to our executive officers has a grant date of January 2, 2025, at an exercise price of $2.48 per share, expires on January 2, 2035 and shall vest over a three-year period from the grant date.

See also “New Plan Benefits.” The Contingent Awards are intended to create further incentives for affected participants to increase stockholder value, align participant interests with those of our stockholders and encourage continued service. If the 2025 Plan is approved, the Contingent Awards will be granted. If the 2025 Plan is not approved, the Contingent Awards will be canceled and we may not be able to grant equity awards to meet our incentive and retention needs in a highly competitive market, which could have an adverse impact on our business.

“Best Practices” Integrated Into GeoVax’s Equity Compensation Program and the 2025 Plan

Our compensation practices and the 2025 Plan include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders. Approval of the 2025 Plan will position us to continue and expand these “best practices,” which include:

●

Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute the holdings of existing stockholders. To that end, the Committee considers potential stockholder dilution, including burn rate and overhang, in the design and administration of equity awards.

●

Limitation on Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2025 Plan through incentive stock options is 1,700,000, subject to adjustment for anti-dilution purposes. See “Share Limitations” below.

●

No Stock Option or Stock Appreciate Right (“SAR”) Repricings Without Stockholder Approval. The 2025 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This limitation applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

●

Robust Minimum Vesting Practices. The 2025 Plan generally imposes a minimum vesting period of one year, subject to accelerated vesting in cases of a participant’s death, disability, retirement or other termination of employment or service, or upon the occurrence of a change of control. The Administrator retains discretion to grant an award with different vesting terms in accordance with the restrictions as set forth in the 2025 Plan. Our historical practice has been to impose three-year vesting periods for awards.

●

No Automatic “Single Trigger” Vesting Upon a Change of Control. The 2025 Plan provides for double trigger treatment of awards upon a change of control and does not provide for automatic “single trigger” change of control vesting. Specifically, awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) if such awards are assumed, substituted or continued, a participant’s employment is terminated within six months before the effective date of a change of control or one year (or such other period after a change of control as may be stated in another agreement applicable to the participant) if such termination of employment or service is without cause or for good reason. See “Change of Control” below.

●

Prudent Change of Control Provisions. The 2025 Plan includes prudent change of control triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. See “Change of Control” below.

●

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The 2025 Plan does not allow shares to be added back to the maximum share limitation under the 2025 Plan if they were withheld or delivered by a participant to satisfy minimum tax withholding requirements for an option or SAR, not issued or delivered as a result of the net settlement of an outstanding option or SAR, withheld or delivered to pay the exercise price related to an outstanding option or SAR or repurchased on the open market with the proceeds of an option exercise.

●

No Discounted Stock Options or SARs and Limit on Option and SAR Terms. The 2025 Plan requires that stock options and SARs must have an exercise price equal to or greater than the fair market value (which is generally defined to be the closing sales price of our Common Stock on the date of grant). In addition, the term of an option or SAR cannot exceed 10 years.

●	No Grants of “Reload” Awards. The 2025 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

●

Forfeiture and Recoupment Policies. The 2025 Plan authorizes the Administrator to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct. Participants will also be required to comply with the Company’s Compensation Recoupment Policy, any additional clawback policies, any stock ownership or retention policies or other policies that are applicable to the participant or that are imposed under applicable laws.

●

Independent Committee. The 2025 Plan will be administered by the Compensation Committee. We believe each member of the Compensation Committee qualifies as “independent” under Rule 16b-3 adopted under the Exchange Act and as an “independent director” under applicable Nasdaq listing rules.

●

No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards issued under the 2025 Plan may only be paid if and to the extent the award has vested or been earned.

●	Limits on Transferability of Awards. The 2025 Plan does not permit options or other awards to be transferred for value or other consideration.

●

Limitation on Non-Employee Director Awards. The 2025 Plan provides that the maximum number of shares subject to awards granted during any 12-month period to a non-employee director, together with any cash fees paid during the 12-month period for service as a non-employee director, may not exceed $250,000 in total value (calculating the value of awards based on the fair market value per share on the grant date).

Description of 2025 Plan

Share Limitations

The maximum aggregate number of shares of Common Stock that we may issue or deliver pursuant to awards granted under the 2025 Plan will be the aggregate of (i) 1,700,000 shares, plus (ii) on January 1, 2026 and each January 1 thereafter for the remaining portion of the 10-year term of the 2025 Plan, an additional number of shares equal to the lesser of (A) 20% of the increase in the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 prior to each such January 1, as compared to the number of shares of Common Stock issued and outstanding on the December 31 after each such January 1, or (B) such lesser number of shares of Common Stock as may be determined by the Administrator (subject to adjustment for anti-dilution purposes), if the 2025 Plan is approved by stockholders. Of the amount described in the preceding sentence, the maximum aggregate number of shares that may be issued under the 2025 Plan through incentive stock options is 1,700,000 (subject to adjustment for anti-dilution purposes as described below).

In addition, under the 2025 Plan, in any 12-month period, the maximum number of shares of Common Stock subject to awards granted to any non-employee director will not exceed $250,000 in total value (based on the fair market value per share on the grant date), taken together with any cash fees paid during such 12-month period to such non-employee director.

If an award is canceled, terminates, expires, is forfeited, or lapses for any reason, any such unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2025 Plan. The following also are not included in calculating the 2025 Plan share limitations described above: (i) awards that are settled in cash, (ii) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, and (iii) any shares withheld or delivered to satisfy any tax withholding requirements in connection with the vesting or earning of an award other than an option or SAR. If the full number of shares subject to an award other than an option or a SAR is not issued for any reason, only the number of shares issued and delivered will be considered for purposes of determining the number of shares remaining available for issuance pursuant to awards granted under the 2025 Plan.

The following shares may not again be made available for issuance as awards under the 2025 Plan: any shares (i) withheld or delivered to satisfy the tax withholding requirements for an option or SAR; (ii) not issued or delivered as a result of the net settlement of an option or SAR; (iii) withheld or delivered to pay the exercise price related to an option or SAR; and (iv) repurchased on the open market with proceeds of an option price of an option.

In addition, (i) shares issued under the 2025 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2025 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2025 Plan and will not reduce the maximum number of shares available under the 2025 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements.

The number of shares reserved for issuance under the 2025 Plan, the participant award limitations, and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of the Company (such as adjustments due to a merger, stock split, stock dividend, or similar event), as provided in the 2025 Plan.

On April 7, 2025, the closing sales price of the Common Stock as reported on the Nasdaq was $0.95 per share.

Purpose and Eligibility; Term

The purposes of the 2025 Plan are to encourage and enable selected employees, directors and independent contractors of the Company and its affiliates to acquire or increase their holdings of our Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders. The 2025 Plan is also intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operation largely depends.

The 2025 Plan’s purposes will be carried out by the granting of awards to selected participants. Awards may be granted to selected employees, directors, and independent contractors of the Company or our affiliates in the discretion of the Administrator (as defined below under “Administration”). As of April 7, 2025, approximately seventeen employees, six non-employee directors and certain of the Company’s current and future independent contractors and consultants were eligible to be selected to participate in the 2025 Plan.

The types of awards authorized under the 2025 Plan include: stock options in the form of nonqualified options and incentive stock options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards or restricted stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other stock-based awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

Administration

The 2025 Plan will be administered by the Compensation Committee unless the Board elects to administer the 2025 Plan in whole or in part. Each member of the Compensation Committee is independent under SEC Rule 16b-3 and Nasdaq Listing Rules. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” Subject to the terms of the 2025 Plan, the Administrator’s authority includes but is not limited to the authority to:

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determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

●	prescribe the form or forms of agreements evidencing awards granted under the 2025 Plan;

●	establish, amend and rescind rules and regulations for the administration of the 2025 Plan;

●	correct any defect, supply any omission or reconcile any inconsistency in the 2025 Plan or in any award or award agreement; and

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construe and interpret the 2025 Plan, award agreements and awards made under the 2025 Plan, interpret rules and regulations for administering the 2025 Plan and make all other determinations deemed necessary or advisable for administering the 2025 Plan.

The Administrator also has the authority to adjust or modify performance factors, criteria, terms, or conditions of awards due to extraordinary items, transactions, events, or developments, or in response to, recognition of or anticipation of any other unusual or infrequent events affecting the Company or its financial statements, changes in applicable law, or as otherwise provided in the 2025 Plan.

In certain circumstances, the Administrator may delegate to one or more officers of the Company or a special committee comprised of one or more directors who are also officers of the Company the authority to grant awards, and to make other determinations under the 2025 Plan with respect to such awards, to persons who are not directors or officers subject to Section 16 under the Exchange Act.

Amendment and Termination

The 2025 Plan and awards made under the 2025 Plan may be amended, suspended or terminated at any time by the Board (or the Administrator, with respect to awards). However, stockholder approval is required of any 2025 Plan amendment if such approval is required by applicable laws, rules or regulations and an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent (except as otherwise provided in the 2025 Plan). In addition, and except for anti-dilution adjustments as provided in the 2025 Plan or in connection with a change in control, stockholder approval is required to take any action with respect to an option or SAR “repricing,” that is, (i) amending the terms of outstanding options or SARs to reduce the exercise price, (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our Common Stock, or (iii) other action that would be treated as a repricing under the rules of the principal stock exchange on which shares of Common Stock are listed.

The Administrator also has unilateral authority to amend the 2025 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan, if necessary or appropriate to comply with applicable laws, rules or regulations or as otherwise provided in the 2025 Plan.

Minimum Vesting Requirements

Awards granted under the 2025 Plan are subject to a minimum vesting (or earning) period of one year (for clarity, with no installment vesting during the first year). However, the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability, retirement or other termination of employment or service, or (to the extent provided under the 2025 Plan) upon a change of control as described below. In addition, the Administrator may grant awards without a minimum vesting period or with a shorter minimum vesting period, but only with respect to awards for no more than an aggregate of five percent of the total number of authorized shares under the 2025 Plan. The 2025 Plan also permits the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, (B) awards granted as an inducement to be employed by the Company or its affiliates or to replace forfeited awards from a former employer or (C) awards in exchange for foregone cash compensation. Our historical practice has been to impose three-year vesting periods for equity awards, and we anticipate that employee awards grants under the 2025 Plan generally will also have multi-year vesting periods.

In addition, non-employee directors are also subject to a minimum vesting period commencing with the date on which such non-employee director is elected or appointed to the Board and ending on the earlier of the one year anniversary of the grant date of the award or the date of the next annual meeting following such non-employee director’s election or appointment to the Board (so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks).

Types of Awards

A summary of the material terms of the types of awards authorized under the 2025 Plan is provided below.

Options. Options granted under the 2025 Plan may be incentive options or nonqualified options, both of which are exercisable for shares of our Common Stock. Incentive options may only be granted to our employees. The Administrator will determine the exercise price for options. The exercise price must be no less than 100% of the fair market value per share of our Common Stock on the date the option is granted, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any (except for certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations). The exercise price is payable in cash or cash equivalent and, except where prohibited by the Administrator or applicable law, by (i) delivery of shares of our Common Stock owned by the participant, (ii) withholding of shares upon exercise of the option, (iii) delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to us the amount of sale or loan proceeds to pay the exercise price or (iv) such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).

The Administrator will determine the terms and conditions of an option, the period or periods during which a participant may exercise an option and any conditions on the ability of a participant to exercise an option. The option period may not exceed 10 years (or five years with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any). Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

Stock Appreciation Rights. SARs may be granted in the form of “related SARs” or “freestanding SARs.” A related SAR is granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of Common Stock subject to the related option, and a freestanding SAR is an SAR that is not granted in tandem with an option. The holder of an SAR is entitled to receive from us, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal to the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise over the exercise price per share of such SAR. This consideration may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of Common Stock, as determined by the Administrator. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to the related options in the case of related SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Restricted Awards. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards are payable in shares of Common Stock. Restricted stock units may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the 2025 Plan and at the discretion of the Administrator.

The Administrator will determine the restriction period and vesting conditions applicable to any restricted award. Vesting conditions may include payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, retirement, disability, death or other termination of employment or service, or any combination of conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines. The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards.

Performance Awards. Under the terms of the 2025 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. Performance shares are granted with reference to a specified number of shares of our Common Stock and afford the holder the right to receive shares of Common Stock or the cash value thereof, or a combination thereof (as determined by the Administrator), contingent upon the achievement of performance or other objectives during a specified time period and which has a value on the date of grant equal to the fair market value (as determined in accordance with the 2025 Plan) of a share of Common Stock. An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the right to receive shares of Common Stock or a designated dollar value amount of Common Stock, contingent upon the achievement of performance or other objectives during a specified time period and which has an initial value determined by the Administrator at the time of grant.

Phantom Stock Awards. Under the terms of the 2025 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms and conditions, and at such times as the Administrator may determine. Phantom stock awards are awards of a number of hypothetical share units with respect to shares of the Company’s Common Stock, with a value based on the fair market value of a share of Common Stock (unless the Administrator determines otherwise). The Administrator has authority to determine whether and to what degree phantom stock awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award, the participant shall be entitled to a payment of an amount equal to the fair market value of one share of the Company’s Common Stock with respect to each such phantom stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of the Company’s Common Stock valued at their fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payments may be made in a lump sum or upon such terms as may be established by the Administrator.

Other Stock-Based Awards. The Administrator may grant to one or more eligible participants other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock or awards for shares of our Common Stock. Such other stock-based awards include, but are not limited to, other stock-based awards granted in lieu of bonus, salary or other compensation, other stock-based awards granted with vesting or performance conditions, and/or other stock-based awards granted without being subject to vesting or performance conditions (subject to the terms of the 2025 Plan). Subject to the provisions of the 2025 Plan, the Administrator shall determine the number of shares of our Common Stock to be awarded to a participant under (or otherwise related to) such other stock-based awards; whether such other stock-based awards shall be settled in cash, shares of our Common Stock or a combination of cash and shares of our Common Stock; and the other terms and conditions of such awards.

Dividends and Dividend Equivalent Rights. The Administrator may, in its sole discretion, provide that awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents, if any. awards shall not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of the Company’s Common Stock or share equivalents

Change of Control

Under the terms of the 2025 Plan, the following provisions will apply in the event of a change of control (except to the extent, if any, otherwise required under Section 409A of the Code or provided in an award agreement):

To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as awards outstanding under the 2025 Plan immediately prior to the change of control event, (A) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (B) any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at target.

In addition, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable), and any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any outstanding award will be deemed to have been met, and such awards will be deemed vested and earned in full at target, if the employment or service of the participant is terminated within six months before the effective date of a change of control (in which case vesting will not occur until the effective date of the change of control) or one year (or such other period after a change of control as may be stated in a participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable) after the effective date of a change of control if such termination of employment or service (A) is by the Company not for cause or (B) is by the participant for good reason. For clarification, for the purposes of the treatment upon a change of control, the “Company” includes any successor to the Company.

Notwithstanding the above, and unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into or is a participant in an employment, change of control or similar plan, agreement or arrangement with or established by the Company or an affiliate, the participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the 2025 Plan or the respective plan, agreement or arrangement, and such other respective plan, agreement or arrangement shall not be construed to reduce in any way the benefits otherwise provided to a participant upon the occurrence of a change of control as defined in the 2025 Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, transfers (for no consideration) as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except for transfers (for no consideration) if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, performance awards, phantom stock awards, and other stock-based awards generally are not transferable other than transfers (for no consideration) by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

As noted above, the 2025 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and also requires that a participant be subject to and comply with the Company’s Compensation Recoupment Policy and any additional clawback policies, any stock ownership and retention policies and/or other policies adopted by the Company or an affiliate that may apply to the participant or be imposed under applicable laws.

Certain United States Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state, or local) income tax consequences of awards granted under the 2025 Plan as of the date of this Proxy Statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the 2025 Plan in respect of awards are deductible by the Company as compensation income at the same time the participant recognizes the ordinary income for tax purposes, subject to the provisions of the Code, including the limitations of Section 162(m) of the Code.

Incentive Options. Incentive options granted under the 2025 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option.

If the holding period requirements for incentive option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the disqualifying disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain.

Pursuant to the Code and the terms of the 2025 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2025 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. For federal income tax purposes, the grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to the Company. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in the shares of Common Stock acquired upon exercise of a nonqualified option will equal the exercise price plus the amount of ordinary income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of a SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and the fair market value of any shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards, and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other stock-based awards, or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any shares that are received in settlement of the award.

Code Section 409A. Awards granted under the 2025 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2025 Plan or any award, and the 2025 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. We do not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Tax Withholding

Generally, a participant will be required to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the recipient. Alternatively, the Administrator may in its discretion establish procedures to permit or require a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign, or other income tax obligations relating to an award, by electing to deliver to the Company shares of Common Stock held by the participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. Under the 2025 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2025 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.

New Plan Benefits

Contingent Awards Subject to Stockholder Approval

On December 12, 2024, the Board of Directors approved, subject to stockholder approval of the 2025 Plan, Contingent Awards in the form of stock options. For the avoidance of doubt, the Contingent Awards will be null and void if the stockholders do not approve the 2025 Plan.

The following table sets forth certain information regarding the Contingent Awards that will be received by or allocated to each of the following individuals under the 2025 Plan upon approval by our stockholders of such plan: (i) each of the executive officers named in the Summary Compensation Table above; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees and independent contractors, excluding executive officers, as a group.

Name and Principal Position	Contingent Awards(1)
David A. Dodd, President and CEO	185,500
Kelly T. McKee, MD, Chief Medical Officer	70,000
Mark J. Newman, PhD, Chief Scientific Officer	70,000
Executive Officers as a group (5 persons)	465,500
Non-Executive Directors as a group (6 persons)	60,000
Non-Executive Officer Employees and Independent Contractors as a group (13 persons)	279,800

(1)

Each Contingent Award has a grant date of January 2, 2025, at an exercise price of $2.48 per share, expires on January 2, 2035 and shall vest over a three-year period from the grant date, with the exception of grants to members of the Board of Directors, which vest in one year.

No awards will be granted under the 2025 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2025 Plan, if our stockholders approve the 2025 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants, other than the Contingent Awards described above. In 2024, we granted awards under the 2023 Plan to our named executive officers, non-employee directors and other eligible employees. These awards are described under the “Executive Compensation” and “Director Compensation” sections in this proxy statement.

Board Recommendation

The Board believes that approval of the 2025 Plan is in the best interests of the Company in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The Board believes that substantial equity-based ownership encourages management and other participants to take actions favorable to the long-term interests of the Company and our stockholders. The Board believes that the adoption of the 2025 Plan will allow us to continue and enhance the use of equity compensation as a significant component of a competitive, but measured, overall compensation program.

The Board unanimously recommends a vote “FOR” approval of the GeoVax Labs, Inc 2025 Stock Incentive Plan.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF UP TO 3,435,115 SHARES OF COMMON STOCK

UPON THE EXERCISE OF THE MARCH 2025 WARRANT

General

We are seeking stockholder approval for the issuance of up 3,435,115 shares of our common stock (the “March 2025 Warrant Shares”) upon the exercise of our common stock purchase warrant (the “March 2025 Warrant”) issued to an institutional investor in connection with the registered direct offering which closed on March 25, 2025 (the “March 2025 Offering”). A summary of the terms of the March 2025 Warrant is set forth below.

Terms of the March 2025 Warrant

The following summary of certain terms and provisions of the March 2025 Warrant is not complete and is subject to, and qualified in its entirety by, the provisions of the March 2025 Warrant, the form of which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 25, 2025 and is incorporated herein by reference.

Stockholder Approval

The issuance of the shares of common stock upon exercise of the March 2025 Warrant is subject to stockholder approval under applicable rules and regulations of The Nasdaq Capital Market (“Stockholder Approval”). The Company agreed to convene a stockholders’ meeting to obtain such approval, and if the Company does not obtain Stockholder Approval at the first meeting, to call a meeting every sixty days thereafter to seek Stockholder Approval.

Duration and Exercise Price

The March 2025 Warrant has an exercise price equal to $1.31 per share and expires five years from the date of Stockholder Approval. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, a Fundamental Transaction (as defined below) or similar events affecting our common stock and the exercise price.

Exercisability and Exercise Limitation

The March 2025 Warrant will be exercisable, at the option of the holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s March 2025 Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise (the “Blocker Provision”), except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s March 2025 Warrant up to 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the March 2025 Warrant.

Cashless Exercise

If, at the time a holder exercises the March 2025 Warrant, a registration statement registering the resale of the March 2025 Warrant Shares by the holder under the Securities Act of 1933, as amended (the “Securities Act”) is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the March 2025 Warrant.

Fundamental Transactions

If at any time the March 2025 Warrant is outstanding, the Company, either directly or indirectly, in one or more related transactions effects a Fundamental Transaction (as defined below), a holder of the March 2025 Warrant will be entitled to receive, upon exercise of the March 2025 Warrant, the kind and amount of securities, cash or other property that such holder would have received had they exercised the March 2025 Warrant immediately prior to the Fundamental Transaction. As an alternative, and at the Holder’s option in the event of a Fundamental Transaction, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable fundamental transaction), the Company shall purchase the unexercised portion of the March 2025 Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes Value (as defined in the March 2025 Warrant) of the remaining unexercised portion of the March 2025 Warrant on the date of the consummation of such Fundamental Transaction.

A “Fundamental Transaction” is defined in the March 2025 Warrant to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Dividends or Distributions

If we declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the common warrants, then, in each such case, the holders of the March 2025 Warrant shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the March 2025 Warrant.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, common warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as “Purchase Rights”, then each holder of the March 2025 Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the March 2025 Warrant immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of the March 2025 Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the March 2025 Warrant, in each case, by the delivery date set forth in the March 2025 Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the March 2025 Warrant Shares which the holder anticipated receiving upon such exercise, or a Buy-In, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of March 2025 Warrant Shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable warrant and equivalent number of March 2025 Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised March 2025 Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of the shares of common stock exercised but not delivered (and rising to $20 per trading day beginning the fifth trading day after the March 2025 Warrant Share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the March 2025 Warrant. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the Company, at its election, can either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or make arrangements, or provide reasonable opportunity, for any person entitled to or holding a fractional interest in a share to sell such fractional interest or to purchase such additional fractional interests as may be necessary to acquire a full share.

Trading Market

There is no established trading market for the March 2025 Warrant, and the Company does not expect an active trading market to develop. The Company does not intend to apply to list the March 2025 Warrant on any securities exchange or other trading market. Without a trading market, the liquidity of the March 2025 Warrant will be extremely limited.

Rights as a Stockholder

Except as otherwise provided in the March 2025 Warrant or by virtue of the holder’s ownership of shares of the Company’s common stock, a holder of the March 2025 Warrant does not have the rights or privileges of a holder of the Company’s common stock, including any voting rights, until such holder exercises such holder’s March 2025 Warrant. The March 2025 Warrant provides that a holder of the March 2025 Warrant has the right to participate in distributions or dividends paid on the Company’s shares of common stock.

Transferability

Subject to applicable laws, the March 2025 Warrant may be offered for sale, sold, transferred or assigned.

Waivers and Amendments

The March 2025 Warrant may be modified or amended or the provisions of the March 2025 Warrant waived with the Company’s and the holder’s written consent.

Reasons for the March 2025 Warrant Exercise Proposal

Our common stock is listed on The Nasdaq Capital Stock Market (“Nasdaq”) and trades under the ticker symbol “GOVX.” Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Although 3,435,115 shares of common stock, or approximately 19.9% of the outstanding shares of our common stock (on a post-exercise basis), are issuable upon full exercise of the March 2025 Warrant, the March 2025 Warrant contains a Blocker Provision limits the number of shares which the holder or its affiliates may be deemed to beneficially own at any time at 4.99% (or, at the option of the Investor, 9.99%) of the outstanding shares.

In addition, Nasdaq Listing Rule 5635(d) requires stockholder approval for a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the Minimum Price if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance (the “Exchange Cap”). The exercise price of the March 2025 Warrant is subject to adjustment, including a reduction in exercise price below the Minimum Price. For example, if we issue or sell, or in accordance with the terms of the March 2025 Warrant are deemed to have issued or sold, any shares of our common stock (except for certain excluded securities) for a consideration per share less (“New Issuance Price”) than a price equal to the exercise price of the March 2025 Warrant in effect immediately prior to such issue or sale or deemed issuance or sale then immediately after such event the exercise price will be adjusted to equal the New Issuance Price. Similar adjustments are made for the issuance of options, convertible securities, and adjustments in exercise prices and conversion prices of such securities.

Unless and until such time as we obtain the necessary stockholder approval to comply with Nasdaq Listing Rule 5635(d) as contemplated in this proxy statement, no adjustment to the exercise price of the March 2025 Warrant shall cause such exercise price to be less than $1.31, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction. Upon the receipt of such stockholder approval, however, any adjustment to the exercise price of the March 2025 Warrant that would have been made pursuant to the terms of such warrant but for the stockholder approval shall be made on the date of such receipt.

For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Given the foregoing, we are seeking stockholder approval of the March 2025 Warrant Exercise Proposal, to comply with Nasdaq Listing Rules 5635(b) and 5635(d), to issue more than 20% of our outstanding common stock to the holder of the March 2025 Warrant and to potentially reduce the exercise price thereof to allow for the full exercise of the March 2025 Warrant.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the March 2025 Warrant is exercised, our current stockholders will own a smaller percentage of our then-outstanding shares of common stock. Additionally, the issuance or resale of our common stock issued to the holder upon exercise of the March 2025 Warrant could cause the market price of our common stock to decline.

Potential Consequences if this Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize or ratify our entry into or consummation of the transactions contemplated by the March 2025 Offering, as the March 2025 Offering has already been completed and the March 2025 Warrant has already been issued. We are only asking for approval to issue the shares underlying the March 2025 Warrant upon exercise thereof.

The failure of our stockholders to approve this Proposal will mean that: (i) we cannot permit the exercise of the March 2025 Warrant for shares of common stock above the Exchange Cap or, in certain circumstances, at an adjusted exercise price below the Minimum Price and (ii) we would, in lieu of issuing shares of common stock above the Exchange Cap, be obligated to call a meeting of stockholders every sixty days to seek stockholder approval until the earlier of the date stockholder approval is obtained or the March 2025 Warrant is no longer outstanding.

The March 2025 Warrant has an initial exercise price of $1.31 per share. Accordingly, we would realize an aggregate of up to approximately $4,500,000 in gross proceeds if the March 2025 Warrant were exercised in full based on such value. If the March 2025 Warrant cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

No Appraisal Rights

Appraisal or dissenter rights are statutory rights under the laws of Delaware that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal or dissenter rights are not available in all circumstances. Appraisal rights are not available to our stockholders in connection with the March 2025 Offering or the March 2025 Warrant Exercise Proposal.

Required Vote

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote is required for approval of this proposal. Abstentions will have the same effect as votes against this proposal. We believe that this proposal will be considered “non-routine” and therefore broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE MARCH 2025 WARRANT EXERCISE PROPOSAL.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Wipfli LLP, (Atlanta, GA, PCAOB ID Number 344) has served as the Company’s independent registered public accounting firm since 2005. The Audit Committee has appointed Wipfli to serve as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2025. Wipfli is considered by the Audit Committee and management to be well qualified. Representatives of Wipfli are not expected to be present at the annual meeting.

Principal Accountant Fees and Services

The aggregate fees billed for the services rendered to us by Wipfli LLP for the years ended December 31, 2024 and 2023 were as follows:

	2024	2023
Audit Fees (1)	$217,500	$136,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$217,500	$136,000

(1)

Audit Fees for 2024 and 2023 consisted principally of fees for professional services in connection with the audits of our consolidated financial statements, review of our Annual Report on Form 10-K, review of our interim financial statements and Quarterly Reports on Form 10-Q, and review of registration statements.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors (the “Policy”) prior to the engagement of the independent auditors with respect to such services. Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor’s independence. All services provided by our independent auditors in fiscal 2024 and 2023 were pre-approved by the Audit Committee.

Stockholder ratification of the Audit Committee’s selection of Wipfli as our independent registered public accounting firm for the year ending December 31, 2025 is not required by our By-Laws, or otherwise. Nonetheless, the Board of Directors has elected to submit the selection of Wipfli to our stockholders for ratification. The selection will be ratified if a majority of the votes cast at the Annual Meeting on the proposal vote in favor. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the outcome of this proposal. If the selection of Wipfli as our independent registered public accounting firm for the year ending December 31, 2025 is not ratified, the matter will be referred to the Audit Committee for further review.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO RATIFY THE APPOINTMENT OF WIPFLI LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company’s financial reporting process. The Audit Committee consists of four directors, each of whom are independent in accordance with the criteria of independence set forth in Section 301(3)(B) of the Sarbanes-Oxley Act of 2002 and operates pursuant to an Audit Committee charter that is reviewed annually by the Audit Committee and updated as appropriate. The Audit Committee charter is available on our web site at http://www.geovax.com.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and the Company’s independent public accountants; (ii) discussed with the Company’s independent public accountants the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the Securities and Exchange Commission; (iii) received and reviewed the written disclosures and letter from the Company’s independent public accountants as required by the Public Company Accounting Oversight Board regarding the independent accountants’ independence; and (iv) discussed with the Company’s independent public accountants their independence from the Company.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Wipfli LLP, as discussed above and disclosed elsewhere in this Proxy Statement, is compatible with maintaining their independence.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted, AUDIT COMMITTEE John N. Spencer, Jr., Chairman Randal D. Chase Dean G. Kollintzas Nicole Lemerond

OTHER MATTERS

Stockholder Proposals and Other Director Nominations

Any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next Annual Meeting of Stockholders to be held in 2026 must be received by us on or before December 15, 2025. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy statement and proxy in 2026. Stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after December 10, 2025. If a stockholder proposal received after December 15, 2025 is considered at the Annual Meeting, the appointed proxies will have discretionary authority to vote on the matter. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements, even if it was not discussed in this Proxy Statement.

Notice of intention to present a proposal at the 2026 Annual Meeting of Stockholders should be addressed to Corporate Secretary, GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.

In addition to the above requirements, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than GeoVax’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.

Availability of Annual Report

GeoVax’s Annual Report to Stockholders, containing the Company’s Annual Report on Form 10-K including the Company’s audited financial statements for the year ended December 31, 2024, accompanies this Proxy Statement but is not a part of the Company’s soliciting materials.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2024, filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Investor Relations, GeoVax Labs Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080, or contact Investor Relations by telephone at (678) 384-7220 or email at investor@geovax.com. The Company’s Form 10-K is also available online at the Company’s website, www.geovax.com.

Delivery of Documents to Stockholders Sharing an Address

Some banks, brokers or other nominees may participate in the practice of “householding” proxy materials. This means that only one copy of our Proxy Statement, form of proxy, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, may have been sent to multiple stockholders living in the same household. We will promptly arrange for delivery of a separate copy of our Proxy Statement, form of proxy, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder of record who shares with another stockholder an address to which only one copy was delivered upon request made (i) in writing to us at GeoVax Labs, Inc., Attention: Corporate Secretary, 1900 Lake Park Drive, Suite, 380, Smyrna, Georgia 30080, (ii) by calling us at (678) 384-7220, or (iii) via e-mail to investor@geovax.com. Any stockholder who shares with another stockholder an address that receives only one copy of our proxy statement and wishes to receive a separate copy of any such document in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee, or contact us at the above address and telephone number.

By Order of the Board of Directors Mark W. Reynolds Corporate Secretary

ANNEX A

GEOVAX LABS, INC.

2025 STOCK INCENTIVE PLAN

1.	Definitions

In addition to other terms defined herein or in an Award Agreement or other applicable instrument, the following terms shall have the meanings given below:

(a)    Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)    Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)    Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the General Corporation Law of the State of Delaware, the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange. References to applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(d)    Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e)    Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(f)    Base Price means, with respect to an SAR, the initial price assigned to the SAR.

(g)    Board or Board of Directors means the Board of Directors of the Company.

(h)    Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change of control, consulting or other similar plan, policy or agreement with or established by the Company or an Affiliate, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan, policy or agreement (or, if any such plan, policy or agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal or failure to perform his or her duties for the Company or an Affiliate; (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company; or (D) material breach of any confidentiality, non-solicitation, non-competition or similar covenant applicable to the Participant. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(i)    A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i)    The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(ii)    The date of the consummation of (A) a merger, consolidation, recapitalization or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company;

(iii)    The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) was approved by the vote of two-thirds or more of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period; or

(iv)    The date on which the stockholders of the Company approve of a complete liquidation or dissolution of the Company to the extent that stockholder approval is required under Applicable Law.

For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of this Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then a transaction shall only be considered a “Change of Control” with respect to such Awards if it also qualifies as (A) a change in the ownership of the Company or (B) a change in the ownership of a substantial portion of the assets of the Company, as such terms are defined and interpreted under Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters related thereto.

(j)    Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(k)    Committee means the Compensation Committee of the Board (or a subcommittee thereof), or other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan. For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.

(l)    Common Stock means the common stock of GeoVax Labs, Inc., $0.001 par value per share, or any successor securities thereto.

(m)    Company means GeoVax Labs, Inc., a Delaware corporation, together with any successor thereto. In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

(n)    Director means a member of the Board or of the board of directors of an Affiliate.

(o)    Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment, change of control, consulting or other similar plan, policy or agreement with or established by the Company or an Affiliate that is applicable to the Participant, or, if the Participant is not a participant in or has not entered into any such plan, policy or agreement (or if such plan, policy or agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(p)    Dividend Equivalent Award means a right granted to a Participant pursuant to Section 0 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(q)    Effective Date means the effective date of the Plan, as provided in Section 0.

(r)    Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to the Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h).

(s)    Exchange Act means the Securities Exchange Act of 1934, as amended.

(t)    Fair Market Value per share of the Common Stock shall be established by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(u)    Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(v)    Good Reason means, unless the Administrator determines otherwise, in the context of a Change of Control, with respect to Participants who are Employees, a Participant’s termination of employment resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change in control or other similar plan, policy or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any plan, policy or agreement (or, if any such plan, policy or agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation of the Participant’s principal place of employment by more than 50 miles from the location at which the Participant was stationed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board or the board of directors of the surviving entity, as the case may be. In the context other than a Change of Control, “Good Reason” shall have the meaning given in a Participant’s Award Agreement or employment, change in control, consulting or other agreement or arrangement with the Company or an Affiliate. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the date the event has first occurred (or after the Participant reasonably should have been aware of the first occurrence of such event), unless the Participant has given the Company timely written notice thereof prior to such date. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

(w)    Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(x)    Independent Contractor means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

(y)    Nonqualified Option means an Option (or portion thereof) granted under Section 0 that is not intended to qualify (or does not qualify) as an incentive stock option under Code Section 422.

(z)    Option means a stock option granted under Section 0 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(aa)    Option Period means the term of an Option, as provided in Section 0.

(bb)    Option Price means the price at which an Option may be exercised, as provided in Section 0.

(cc)    Other Stock-Based Award means a right, granted to a Participant under Section 0, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.

(dd)    Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(ee)    Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 0 and is selected by the Administrator to receive an Award under the Plan.

(ff)    Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 0.

(gg)    Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award. Performance Measures may be based on such corporate, business unit, division, individual and/or other performance factors or criteria, whether objective or subjective, as the Administrator in its discretion may deem appropriate. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing, and may be based on such objective or subjective factors as the Administrator may determine. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after-tax basis, and/or any combination thereof.

(hh)    Performance Share means an Award granted under Section 0, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii)    Performance Unit means an Award granted under Section 0, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(jj)    Phantom Stock Award means an Award granted under Section 0, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock (unless the Administrator determines otherwise).

(kk)    Plan means the GeoVax Labs, Inc. 2025 Stock Incentive Plan, as it may be hereafter amended and/or restated.

(ll)    Prior Plan or Prior Plans (as applicable) means the GeoVax Labs, Inc. 2020 Stock Incentive Plan and the GeoVax Labs, Inc. 2023 Stock Incentive Plan, each as amended and/or restated.

(mm)    Related SAR means an SAR granted under Section 0 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(nn)    Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 0.

(oo)    Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(pp)    Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 0 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(qq)    Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment, change of control, consulting agreement or other similar plan, policy or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or, if the Participant is not a participant in or has not entered into any such plan, policy or agreement (or if such plan, policy or agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(rr)    SAR means a stock appreciation right granted under Section 0 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(ss)    Securities Act means the Securities Act of 1933, as amended.

(tt)    Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(uu)    Termination Date means the date of termination of a Participant’s employment or service with the Company or an Affiliate for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

2.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants.

3.	Administration of the Plan

(a)    The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)    Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Independent Contractors under any other compensation plan, program or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.

(c)    Notwithstanding the provisions of Section 30, Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (for clarity, with no installment vesting during such first year); provided, however, that (i) the Administrator may provide for acceleration of vesting and/or exercisability of any Award in the event of a Participant's death, Disability, Retirement or other termination of employment or service, or (to the extent provided pursuant to Section 0 herein) upon the occurrence of a Change of Control; (ii) the Administrator may provide for the grant of an Award to a Participant without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 0 herein, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation; and (iv) with respect to Awards granted to non-employee Directors, the minimum vesting period shall be the period commencing with the date on which such non-employee Director is elected or appointed to the Board and ending on the earlier to occur of (X) the one-year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following such non-employee Director’s election or appointment to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.

(d)    The Administrator may adjust or modify Performance Measures or other performance factors or criteria or terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator. By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including but not limited to circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulations; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or other reports; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events; and/or (x) foreign exchange gains and losses.

(e)    Notwithstanding the other provisions of this Section 0, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 30 with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act, the Participant, at the time of said grant or other determination is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3 and other Applicable Law.

4.	Effective Date

The Effective Date of the Plan shall be January 1, 2025 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after December 31, 2034. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 0) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)    Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 50, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the aggregate of  (i) 1,700,000 shares, plus (ii) on January 1, 2026 and each January 1 thereafter for the remaining portion of the 10-year term of the Plan as provided in Section 4 above, an additional number of shares equal to (A) 20 percent of the increase in the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 prior to each such January 1, as compared to the number of shares of Common Stock issued and outstanding on the December 31 after each such January 1or (B) such lesser number of shares of Common Stock as may be determined by the Administrator. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. If the Plan is approved, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.

(b)    Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)    Incentive Stock Option Limitations: The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 1,500,000 shares of Common Stock (subject to adjustments as provided in Section 5(d)).

(ii)   Non-Employee Director Award Limitations: With respect to non-employee Directors, in any 12-month period, the maximum number of shares of Common Stock subject to Awards granted during any 12-month period to any non-employee Director, taken together with any cash fees paid during such 12-month period to such non-employee Director in respect of service as a member of the Board, shall not exceed $250,000 in total value (calculating the value of any such Awards based on the Fair Market Value per share of Common Stock on the date of grant of such an Award). (For purposes of this Section 5(b)(ii), an Option and Related SAR shall be treated as a single Award.)

(c)    Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 50:

(i)    To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(ii)    Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(iii)    Dividends, including dividends paid in shares, or dividend equivalents paid in connection with outstanding Awards, shall not be counted towards the share limitations in Section 50.

(iv)    To the extent that any shares are withheld or delivered to satisfy any tax withholding requirements in connection with the vesting or earning of an Award other than an Option or SAR in accordance with the terms of the Plan, such shares shall not be counted towards the share limitations in Section 5(a).

(v)    To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(vi)    The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld or delivered by a Participant to satisfy the tax withholding requirements for an Option or SAR, (B) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (C) shares withheld or delivered to pay the exercise price related to an Option or SAR and (D) shares repurchased on the open market with the proceeds of the Option Price of an Option.

(vii)    Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

(d)    Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, change in control, consolidation, recapitalization, reorganization or similar transaction or event involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, other distribution (other than regular or ordinary cash dividends) or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of and type shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards (such as the number and type of shares subject to an Award and exercise price or base price of an Award) or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)    The individual is either (i) an Employee, (ii) a Director or (iii) an Independent Contractor.

(b)    With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).

(c)    With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent applicable, the registration provisions of the federal securities laws, Code Section 409A and Code Section 424(a).

(d)    The individual, being otherwise eligible under this Section 0, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a)    Grant of Options: Subject to the terms of the Plan (including but not limited to Section 3(c) herein), the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)    Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c)    Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d)    Option Period and Limitations on the Right to Exercise Options:

(i)    The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii)    An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)    By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)    By shares of Common Stock withheld upon exercise;

(C)    By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(D)    By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or

(E)    By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

(iii)    The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 0, and may reflect distinctions based on the reasons for termination of employment or service.

(e)    Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)    Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $ 100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on. the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.

(g)    Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, or, in the Administrator's discretion, such transfers (for no consideration) as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or Treas. Reg. Section 1.421-2(c). Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, except for transfers for no consideration, if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.	Stock Appreciation Rights

(a)    Grant of SARs: Subject to the terms of the Plan (including but not limited to Section 3 (c) herein), the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and conditions and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). Except as otherwise provided in this Section 8, the Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(b)    Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)    Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)    Exercise of SARs:

(i)    Subject to the terms of the Plan (including but not limited to Section 3(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)    SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)    The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 0, and may reflect distinctions based on the reasons for termination of employment or service.

(e)    Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f)    Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, except for transfers for no consideration if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.	Restricted Awards

(a)    Grant of Restricted Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms and conditions and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may vest and be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or other termination of employment or service or any combination of any such or other conditions. In the case of Restricted Awards based in whole or in part upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards.

(b)    Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.

(c)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)    Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

(e)    Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.	Performance Awards

(a)    Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock, which is contingent upon the achievement of performance or other objectives during a specified period and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. The Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 3(c), the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or other termination of employment or service or a combination of any such or other conditions. The Administrator shall determine the Performance Measures applicable to Performance Awards.

(b)    Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 0.

(c)    Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e)    Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.	Phantom Stock Awards

(a)    Grant of Phantom Stock Awards: Subject to the terms of the Plan (including but not limited to Section 3(c) herein), the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and conditions and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock (unless the Administrator determines otherwise).

(b)    Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)    Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable (unless the Administrator determines otherwise). Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(e)    Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the provisions of Section 3(c) herein). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

13.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares of Common Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

14.	Change of Control

(a)   General: Notwithstanding any other provision in the Plan to the contrary, and except as otherwise provided in Section 14(b), the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A or provided in an Award Agreement):

(i)    To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (A) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (B) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall be deemed vested and earned in full at target.

(ii)    Further, in the event that an Award is substituted, assumed or continued as provided in Section 14(a)(i) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) and any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Award shall be deemed to have been met, and such Awards shall be deemed vested and earned in full at target, if the employment or service of the Participant is terminated within six months before the effective date of a Change of Control (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated in a Participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable) after the effective date of a Change of Control if such termination of employment or service (A) is by the Company not for Cause or (B) is by the Participant for Good Reason. For clarification, for the purposes of this Section 14, the “Company” shall include any successor to the Company.

(b)    Effect of Employment Agreement or Other Plans or Agreements: Notwithstanding any other provision of the Plan to the contrary, and unless an individual Award Agreement expressly provides otherwise, in the event that a Participant has entered into or is a participant in an employment, change of control or similar plan, agreement or arrangement with or established by the Company or an Affiliate, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective plan, agreement or arrangement, and such other respective plan, agreement or arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon the occurrence of a Change of Control as defined in the Plan.

15.	Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit or require a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be delivered or withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

16.	Amendment and Termination of the Plan and Awards

(a)    Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 0 or in connection with a Change of Control as provided in Section 14, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(b)    Amendment and Termination of Awards: The Administrator may (subject to Section 16(a)(ii) herein) amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 160) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.

(c)    Amendments to Comply with Applicable Law: Notwithstanding Section 160 and Section 160 herein, the following provisions shall apply:

(i)    The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii)    The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

17.	Restrictions on Awards and Shares; Compliance with Applicable Law

(a)    General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements, non-disparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The Administrator reserves the right to impose other requirements on an Award and the shares of Common Stock issuable pursuant to an Award, to the extent that the Administrator determines it is necessary or advisable for legal or administrative reasons, and to require a Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. The receipt of shares of Common Stock or other benefits under the Plan by a Participant or any other holder shall be subject to, and conditioned upon, the agreement of the Participant or other holder to the restrictions described in the Plan, the Award Agreement, any other applicable agreements and Applicable Law.

(b)    Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

18.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

19.	General Provisions

(a)    Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 0 regarding Restricted Awards), a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him, her or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 0). Except as otherwise provided in Section 0 regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her  beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

(b)    Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c)    Unfunded Plan; No Effect on Other Plans:

(i)    The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)    The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)    The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(d)    Governing Law: The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States. Any and all disputes between a Participant or person claiming through him or her and the Company or any Affiliate relating to the Plan or an Award shall be brought only in the state courts of Cobb County, Georgia, or the United States District Court for the Northern District of Georgia, as appropriate.

(e)    Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(f)    Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(g)    Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(h)    Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(i)    Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(j)    Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(k)    Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(l)    Uncertificated Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

(m)    Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any income or excise taxes and penalties arising under Code Section 409A), and the Company shall not have any obligation to indemnify, gross up or otherwise hold any Participant or any other person harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(n)    Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(o)    Stockholder Approval: The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within twelve (12) months of the Effective Date. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date. Amendments to the Plan shall be subject to stockholder approval if and to the extent required under Applicable Law.

(p)    Deferrals: Subject to the provisions of this Section 190 and Section 0, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(q)    Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(r)    Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 0 herein, in its discretion provide that an Award, shares of Common Stock, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have agreed to comply with the Company’s Compensation Recoupment Policy, any additional clawback policies, any stock ownership and retention policies and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant.   Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under an Award Agreement, other plan, agreement or arrangement or Applicable Law.  By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 19(r).

(s)    Attestation: Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise, vesting or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Administrator determines otherwise and subject to procedures satisfactory to the Administrator, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting or earning of the Award, as appropriate.

(t)    Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

(u)    Electronic Delivery and Participation: The Company may, in its sole discretion, decide to deliver to and obtain a Participant’s acceptance of any documents related to an Award that may be granted under the Plan by electronic means or request such Participant’s consent to participate in the Plan by electronic means.

20.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award that are otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions that were delayed to be made during the seventh month following separation of service, and any remaining payments due to be made in accordance with the Plan or Award Agreement), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A; and, provided further, if such a distribution is settled in cash in an amount based on the Fair Market Value of the Common Stock, then the Fair Market Value of the Common Stock shall be determined as of the date of settlement following the expiration of the six-month period unless an Award Agreement provides otherwise. For the purposes herein, the phrase “termination of employment” or similar phrases will be interpreted in accordance with the term “separation from service” as defined under Code Section 409A if and to the extent required under Code Section 409A.. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Neither the Company, its Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement comply with Code Section 409A, and in no event will the Company, its Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Code Section 409A.

[Signature Page to Follow]

IN WITNESS WHEREOF, this GeoVax Labs, Inc. 2025 Stock Incentive Plan is, by the authority of the Board of Directors of the Company, executed on behalf of the Company on January 1, 2025.

GEOVAX LABS, INC.

By:
Name:	David A. Dodd
Title:	President and Chief Executive Officer

ATTEST:

By:
Name:	Mark W. Reynolds
Title:	Chief Financial Officer

GEOVAX LABS, INC.

ATTN: CORPORATE SECRETARY

1900 LAKE PARK DRIVE

SUITE 380

SMYRNA, GEORGIA 30080

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GEOVAX LABS, INC.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐
Nominees:
01) David A. Dodd	03) Dean G. Kollintzas	05) Robert T. McNally	07) John N. Spencer, Jr.
02) Randal D. Chase	04) Nicole Lemerond	06) Jayne Morgan

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. Approval of the GeoVax Labs, Inc. 2025 Stock Incentive Plan.	☐	☐	☐
3. Approval of the March 2025 Warrant Exercise Proposal	☐	☐	☐
4. Ratification of the appointment of Wipfli LLP as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2025.	☐	☐	☐

NOTE:   To transact such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby ratifies and confirms all that said attorneys in fact, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of the annual meeting and the accompanying proxy statement.

NOTE: Please sign, within the box, exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

GEOVAX LABS, INC.

This proxy is solicited by the Board of Directors

Annual Meeting of Stockholders

June 5, 2025, 8:30 a.m.

The shares represented by this proxy will be voted as specified herein by the stockholder when instructions are given in accordance with the procedures described herein and in the accompanying Proxy Statement. If no specification is made, all shares will be voted “FOR” approval of all proposals.

The stockholder represented herein appoints David A. Dodd and Mark W. Reynolds, and each of them, with full power to act alone, the true and lawful attorneys in fact and proxies, with the full power of substitution and revocation, to vote all shares of common stock entitled to be voted by said stockholder at the Annual Meeting of Stockholders of GeoVax Labs, Inc. to be held at the offices of Womble Bond Dickinson (US) LLP, 1331 Spring Street, NW, Suite 1400, Atlanta, Georgia 30309, on June 5, 2025 at 8:30 a.m. Atlanta Time, and in any adjournment or postponement thereof as specified in this proxy. This proxy revokes any proxy previously given.

Stockholders may revoke this proxy at any time prior to the vote at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the shares represented by this proxy will be voted at the discretion of the proxies identified above.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]